UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2015
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Equity Income Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
For the six months ended December 31, 2015, the Meridian Growth Fund Legacy Class shares declined (8.90)% underperforming its benchmark, the Russell 2500 Growth Index, which declined (7.66)%.
After a strong start in 2015, small cap stocks reversed course in the second half of the year, ending the period in negative territory. Market volatility was fueled by a sharp decline in oil prices, continued weakness in China, deteriorating commodity prices, and anxiety over a potential increase in U.S. interest rates, which finally transpired in December.
With an investment process that prioritizes the management of risk over the opportunity of return, our strategy should have served us well in this environment, and in some respects it did: We successfully met our downside protection goal of 80% when the market declined. However, we were not successful in achieving our secondary goal of 100% participation when the market gained.
We attribute this shortfall to a number of unexpected—and atypical—market developments. Key among these was the continued outperformance of high-momentum stocks, which do not meet our risk-first investment parameters and therefore are not owned in the portfolio. Other dynamics included the market’s bias toward larger-capitalization stocks and investors’ enthusiasm for companies in sectors that we believe offer fewer quality names and, as a result, are underweight positions in the portfolio.
Despite these challenges, we continued to find compelling long-term opportunities within the small and mid cap universe. Several of these opportunities were in the information technology and materials sectors, which made positive contributions to portfolio performance during the period. Meanwhile, industrials and consumer discretionary names were areas of weakness in the portfolio.
The three largest contributors to performance during the period were SolarWinds, Inc. (SWI), Solera Holdings, Inc. (SLH), and Dyax Corp. (DYAX).
•	SolarWinds, Inc. (SWI) accepted a $4.5 billion offer to be acquired by two private equity firms, turning it into a home run for investors. In October, the developer of IT infrastructure management software agreed to be purchased at nearly a 20% premium by Silver Lake Partners and Thoma Bravo. We initiated a position in SolarWinds in 2013 based on our belief that the company would benefit from an increasingly large market opportunity created by a pervasiveness of performance-driven IT infrastructures. We opportunistically added to the position when the stock pulled back and were rewarded by the takeout.

•	Solera Holdings, Inc. (SLH) is a company we’ve owned for several years. As a provider of risk and asset management software and services to the global automotive industry, Solera is a stable business that is both predictable and defensive in nature. The majority of the company’s revenues are recurring, and it has a strong competitive position, particularly outside of the U.S. where it generates over half of its revenue. In August, Solera’s management announced the sale of the company to private equity firm Vista Equity Partners for $6.5 billion, causing the stock to appreciate. We viewed the increase in Solera’s share price as an opportunity to take profits and trimmed our position.
•	Dyax Corp. (DYAX) is a biopharmaceutical company focused on novel therapeutics for patients with rare diseases. One of the things that initially attracted us to this company was its development of a promising new drug for hereditary angioedema, a rare and potentially life-threatening disease that causes swelling. Ireland-based biopharmaceutical company Shire also recognized the potential of this experimental drug and, in November, offered to purchase Dyax in an all-cash deal valued at approximately $5.9 billion—a premium of about 35%. We were pleased to be among the investors who benefited from this lucrative deal.
The three largest detractors from performance during the period were Roadrunner Transportation Systems, Inc. (RRTS), Wolverine World Wide, Inc. (WWW), and Clean Harbors, Inc. (CLH).
•	Roadrunner Transportation Systems, Inc. (RRTS), a leading transportation and logistics service provider, declined along with other transportation service providers. Weak freight markets, a more competitive pricing environment, and an increase in accidents worked against Roadrunner, causing it to miss third-quarter earnings expectations. The company also took a one-time charge after discontinuing a lease-guarantee program designed

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
to attract owner-operators. We believe Roadrunner’s position as the low-cost provider in this space will enable it to successfully weather the competitive pricing environment, which we expect will be short-lived. In addition, the company is gaining market share and enjoying double-digit returns on acquisitions. We opted to hold onto this stock while closely monitoring fundamentals.
•	Wolverine Worldwide, Inc. (WWW) is the leading manufacturer of non-athletic footwear in the U.S. Like many other retail companies during the period, Wolverine struggled against a bleak consumer backdrop. The company announced an 18% decline in third-quarter earnings due to inconsistent retail traffic and disappointing re-order patterns from its retail partners. Wolverine owns a broad portfolio of footwear brands including Sperry, Merrell, Keds, and Saucony and manufactures work boots for the military and construction workers. We believe an unusually warm winter and exposure to the oil and gas industry will create headwinds for Wolverine’s winter and work boots. Although we maintain a position in the stock, we are continuing to closely monitor fundamentals.

•	Clean Harbors, Inc. (CLH) is a provider of environmental, energy, and industrial services, including hazardous waste disposal for companies. The rapid deterioration of oil prices during the period caused Clean Harbors’ re-refining business to suffer. However, we believe the company’s hazardous waste disposal business is its greatest asset. It is extremely difficult for companies to meet Environmental Protection Agency (EPA) requirements and to obtain permitting for new hazardous waste incinerators, giving Clean Harbors a competitive advantage. This business has benefitted from a steady increase in the types of waste classified by the EPA as hazardous. Given the industry’s limited capacity and Clean Harbors’ dominant position in this space, the company has been able to consistently raise prices. We believe investors are too focused on the short-term movement of crude oil prices and not focused enough on the long-term growth potential of this company. We consequently increased our position in the stock.
OUTLOOK
Looking ahead, we believe it will take some time for current global economic issues to resolve themselves and that market dynamics will remain challenging in 2016. However, we are confident that our rigorous fundamental research and disciplined, risk-first investment approach will allow us to successfully navigate choppy waters and stay on course toward the portfolio’s long-term performance objectives. By focusing on businesses with predictable and recurring revenue streams, improving margins, strong competitive advantages, increasingly large market opportunities, and whose destinies are not closely tied to the economy, we believe we can deliver the consistent returns our investors deserve and expect.
Thank you for your continued investment.
Chad Meade and Brian Schaub
Arrowpoint Asset Management LLC

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2015
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 12.31.15
Share Class	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	(8.90)%	(5.32)%	8.60%	8.67%	12.20%
Institutional Class (MRRGX)	12/24/14	(8.94)%	(5.41)%	—	—	(5.46)%
Class A (MRAGX)	11/15/13	(9.23)%	(5.98)%	—	—	3.07%
Class C (MRCGX)	7/1/15	—	—	—	—	(9.39)%
Investor Class (MRIGX)	11/15/13	(8.95)%	(5.51)%	—	—	3.50%
Russell 2500® Growth Index	8/1/84	(7.66)%	(0.19)%	11.43%	8.49%	N/A
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Top 10 Common Stock Holdings as of
12.31.15
ServiceMaster Global Holdings, Inc.	3.14%
Sally Beauty Holdings, Inc.	3.13%
Cadence Design Systems, Inc.	3.05%
SolarWinds, Inc.	3.02%
National CineMedia, Inc.	2.62%
Clean Harbors, Inc.	2.60%
Trimble Navigation Ltd.	2.55%
LPL Financial Holdings, Inc.	2.36%
HEICO Corp. Class A	2.32%
Solera Holdings, Inc.	2.21%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.15
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
For the six months ended December 31, 2015, the Meridian Contrarian Fund Legacy Class shares returned (7.37)%, outperforming the Russell 2500 Index, which returned (7.66)%.
Performance during the period was aided by relative outperformance of our investments in the technology and health care sectors. Outperformance was mainly driven by strong individual stock performances, some of which are detailed below. Additionally both these sectors were strong during the quarter, and we benefitted from an overweight position in technology. Performance was hurt by weakness in our consumer discretionary and industrial investments. Industrials was among the weakest sectors in the index and we had two investments that were notably disappointing, as detailed below.
Energy is currently one of the most contrarian sectors in the market. Investors who were eager to call the bottom in oil prices during early 2015 suffered losses as inventories and production levels remained stubbornly high, resulting in a decline in crude prices from $60/barrel to $38/barrel in the second half of 2015. Recently prices have dropped further to $30/barrel. Global demand and production for many countries is highly unpredictable, however US production is more analyzable and currently comprises nearly 10% of global crude production. US production is also more costly due to higher decline rates in US oil fields. Therefore sustainably lower oil prices should result in a decline in US production as the laws of physics and finance collide. The impact should be lower supply and higher market share for those companies with the financial wherewithal to manage the current low priced environment.
As oil prices declined most US producers have cut their capital expenditure budgets dramatically, as evidence by the declining rig count. The rig count drives the growth of new oil wells which is important given that (1) much of the world’s supply growth in recent years has come from US shale and (2) US shale oil wells experience production declines at a high rate so must be replenished with new wells.
This decline in the rig count has had little effect to date due to a natural lag effect and as companies focused the remaining rigs on their most productive properties. We believe that production cannot defy the rig count indefinitely, and with WTI at $30/barrel the risk / reward in energy has improved dramatically over the past year. As such we are modestly overweight energy, with a focus on high quality companies with strong balance sheets.
The three largest contributors to performance during the period were NVIDIA Corp. (NVDA), Microsoft Corp. (MSFT) and Old Republic International Corp. (ORI).
•	NVIDIA Corp. (NVDA) is the dominant provider of visual computing technologies used for PC based video games and is expanding into new markets in enterprise computing and automotive. We originally invested in the company after management significantly increased R&D spending in order to enter the mobile, automotive, and enterprise markets. These investments depressed earnings, and investors were initially disappointed with failed

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
product launches in cell phones and tablets. However, we view NVIDIA’s technology as highly differentiated, and feel that there are excellent opportunities outside of mobile devices. Stock performance this quarter was driven by another solid earnings report, supported by continued growth in the traditional PC gaming industry and sales of chips for automotive infotainment systems. Based on the market opportunities in auto, and enterprise computing, we continue to hold shares.

•	Microsoft Corp. (MSFT) is a global leader in software for PC’s and enterprise computing. The company had struggled for a number of years to find growth outside of its traditional markets, missing out on large opportunities in the social and mobile markets. Last year, shares were hit hard due to weak end markets related to PC’s as well as foreign exchange headwinds. Based on our research, we felt new management was reinvigorating innovation and the company was well positioned to offer compelling cloud-based computing services. In 2015, we began to see the signs of progress in this transformation, with shares propelled by an 80% increase in cloud computing revenue during the September quarter. We continue to hold our shares as the cloud transformation is in its early innings and we think the company has the potential to generate $4 of free cash flow per share within the next 2-3 years.

•	Old Republic International Corp. (ORI) is a 100+ year old insurance underwriter focused on commercial casualty lines and title insurance. We originally invested in the company after earnings suffered due to (1) higher losses in its workers’ compensation line of business due to medical cost inflation and poorly underwritten policies, and (2) the title insurance segment declined against difficult comparisons relative to the 2012-2013 refinancing boom. The stock performed well for us in 2015 as the company returned to more traditional workers’ comp loss ratios by shifting its book of business to more risk sharing with insureds and away from more competitive coastal geographies, and as the title business enjoyed close to double digit growth in premiums. We continue to hold shares in Old Republic due to its 4% dividend yield and steady results, but have reduced our position due to significant stock price appreciation.
The three largest detractors from performance during the period were Verint Systems, Inc. (VRNT), Dick’s Sporting Goods, Inc. (DKS) and Clean Harbors, Inc. (CLH).
•	Verint Systems, Inc. (VRNT) technologies provide collection and analysis of unstructured data including voice, video, email, internet and other data transmissions. Solutions are used for security, interception, surveillance, defense, and customer service and enterprise intelligence. The company is a leader in its markets with competitive advantages derived from a core analytical technology platform that can be applied to different products and end markets. We invested when earnings declined due to significant investment by the company in new products to re-accelerate product development and sales. Verint has been a strong performer for the Contrarian Fund over the 3 years since our original investment. This year the stock has suffered from adverse foreign exchange and cautious guidance due to macro factors. We believe Verint’s end markets remain attractive, and that the company continues to have leading technology and a significant market opportunity for its new cyber-security products. As such we continue to own Verint shares while we confirm this thesis.

•	Dick’s Sporting Goods, Inc. (DKS) is the largest full-line, omni-channel sporting goods store in the US with over 700 stores and an expanding online presence selling an extensive selection of equipment, apparel, footwear and accessories. We invested in Dick’s after the company’s earnings growth slowed due to weakness in its golf business combined with a slowdown in guns and ammunition sales. We believed the company had finally accepted that there is a secular decline in golf and had a solid plan to improve profitability by allocating square footage from golf to more popular product lines and closing many of its specialty golf locations as their leases come up. Gun and ammunition sales were weak against a tough comparable period that had seen strong demand due to worries about increased gun control. Industry data indicated to us that gun and ammunition sales were picking up as the tough comparable period passed. This thesis played out quickly and we initially had gains in our investment and held on to the stock as the company continued to post solid earnings results. During the quarter, however, the company announced that historically warm weather would hurt sales of outerwear and reduce earnings. We continue to hold shares of Dick’s Sporting Goods as we believe it is the best merchandiser in its category, has a compelling and improving online presence, and will benefit from strong market share gains in brick and mortar retail as weaker competitors succumb to the pressure of online competition.

•	Clean Harbors, Inc. (CLH) provides a variety of environmental remediation and industrial waste management services. The business has high regulatory barriers to entry and roughly three fourths of revenues are recurring in

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
nature. Clean Harbors came across our contrarian screens due to tough comparisons in its comparatively volatile event-driven business and a poorly timed oil recycling acquisition. While our investment thesis largely played out as these businesses have improved, the company has suffered due to significant declines in its oil and gas related businesses. We continue to hold Clean Harbors’ shares due to the defensive nature of its core business and an attractive valuation that ascribes little value to the most energy exposed areas. We expect earnings growth to resume late in 2016 and see this as a potential catalyst for the stock.
As we enter 2016, our focus remains on businesses with depressed but improving fundamentals, lower valuations, and high quality business models. Our experience shows that these out-of-favor companies, over a long time-horizon, have the potential to provide strong risk adjusted returns.
Thank you for your continued investment.
Jamie England and Larry Cordisco
Arrowpoint Asset Management LLC

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2015
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 12.31.15
Share Class	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	(7.37)%	(3.42)%	9.63%	7.06%	12.50%
Class A (MFCAX)	11/15/13	(7.59)%	(3.92)%	—	—	2.37%
Class C (MFCCX)	7/1/15	—	—	—	—	(8.08)%
Investor Class (MFCIX)	11/15/13	(7.49)%	(3.67)%	—	—	2.63%
Russell 2500® Index	2/10/94	(7.36)%	(2.90)%	10.32%	7.56%	9.82%
S&P 500® Index	2/10/94	0.15%	1.39%	12.55%	7.30%	8.91%
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.15
CACI International, Inc. Class A	3.59%
Microsoft Corp.	3.57%
LKQ Corp.	3.24%
NVIDIA Corp.	3.14%
EOG Resources, Inc.	3.05%
Xylem, Inc.	2.70%
Old Republic International Corp.	2.66%
Alexander & Baldwin, Inc.	2.62%
Gildan Activewear, Inc. (Canada)	2.56%
Celgene Corp.	2.18%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.15
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	12	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
Fellow Meridian Equity Income Fund Investor:
For the six months ended December 31, 2015, the Meridian Equity Income Fund Legacy Class shares declined (4.60)%, underperforming its benchmark, the S&P 500 Index, which returned 0.15%.
Changing global dynamics created a difficult backdrop for the markets during the period. Here in the U.S., the economy grew at a healthier clip, prompting the Federal Reserve to raise interest rates by 0.25%. Solid gross domestic product (GDP) growth, employment gains, and signs of upward wages all pointed to an improving economy. Personal consumption also increased. However, consumer spending shifted during the period, making it difficult to determine whether this trend has staying power. In particular, consumers focused their spending on experiences and services, as well as durable goods such as furniture and automobiles. While the housing sector and auto industry benefited from this shift, the sustainability of this trend is something we continue to explore.
Not every area of the U.S. economy showed signs of improvement. A decline in the price of oil exacerbated weakness in the industrials sector. Initially, we believed consumer spending would increase as a result of lower oil prices and thereby offset weakness in industrial manufacturing. However, oil’s decline below $35 a barrel and its inability to meaningfully recover led to a contraction in manufacturing activity.
Elsewhere, after several unsuccessful attempts by the Chinese government to revive the country’s sputtering economy, the People’s Bank of China devalued the country’s currency, hoping to boost flagging exports. Over the past decade, increased global competition, overcapacity, and declining demand for China’s exports have proven that export-led growth is unsustainable for China and emphasized the need for more balanced trade relationships with developed economies. These trends also diminish China’s role as a driver of global economic growth.
While macroeconomic developments and the resulting market noise can be distracting, we continued to focus on company fundamentals. During the period, we pored over the financial statements of current and potential holdings to identify and track business trends indicative of a company’s future growth. We supplement this research with anecdotal evidence—customer experiences, employee insights, management expertise, and more— which we believe gives us a more complete picture of a company and a better read on its value. The trend we are most excited about is “the digitization of everything,” and we are participating in a number of ways. Specifically, we are investing in the companies leading the cloud computing space, those that are driving the modernization of legacy applications that allow more collaborative workflows, and also companies using digital technologies to amplify their businesses. Not surprisingly, each of our top three contributors to performance this period excels in one or more of these categories.
From a sector perspective, information technology and consumer staples made the largest contribution to returns. Conversely, the health care and energy sectors detracted from performance.
The three largest contributors to performance during the period were NVIDIA Corp. (NVDA), Amazon.com, Inc. (AMZN), and Microsoft Corp. (MSFT)
•	NVIDIA Corp. (NVDA) has evolved its business by radically changing its product mix. Originally known as a supplier of graphics chips to original equipment manufacturers and the broader PC market, NVIDIA now also offers solutions that cater to higher-margin business segments such as gaming, high-performance computing and cloud computing. In its most recently reported quarter, NVIDIA stated that sales of these products accounted for more than 70% of the company’s revenue base. A significant win for the chipmaker was Facebook’s decision to power its Big Sur computing platform with NVIDIA’s Tesla M40 GPU. Also contributing to the company’s strength is a competitive advantage gained through programming languages that enable better, faster and easier programming for developers creating next-generation scientific, engineering, and enterprise applications. As virtual reality, driverless cars and other life-changing technologies continue to emerge, we believe demand for NVIDIA’s smart, fast chips will increase.

•	Amazon.com, Inc. (AMZN) continues to move the needle on many fronts, including cloud computing. Amazon Web Services (AWS), which rents computing power and storage for corporate customers, is the leader in this space and continues to strengthen its competitive advantage through major feature releases, more data centers, and price cuts for several of its services. Although AWS recently announced annual revenue growth of approximately 60% and a profit margin of greater than 50%, we believe this segment of the business has much more room to

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Portfolio Performance and Composition (Unaudited) (continued)
grow. Another positive development for the stock was a significant shift in consumer buying trends during the holiday season as more people chose to do their shopping in the e-commerce marketplace rather than in bricks-and-mortar stores. This shift helped Amazon exceed earning expectations during the third quarter.

•	Microsoft Corp. (MSFT) is a leader in the cloud computing business, second only to Amazon. Lower cost, higher security, and a host of other benefits are convincing more and more companies to move their businesses to the cloud. Microsoft AZURE, the company’s cloud-based services platform, is a beneficiary of this trend and is steadily growing market share. The company’s cloud business has grown by triple digits over the past two years, due in part to new CEO Satya Nadella, who is positioning Microsoft for 21st century cloud computing.
The three largest detractors from performance during the period were California Resources Corp. (CRC), Exact Sciences Corp. (EXAC), and Royal Gold, Inc. (RGLD).
•	California Resources Corp. (CRC) is focused solely on oil and natural gas exploration and drilling in California. Our investment in this stock was based on the expectation that U.S. production would soon taper off, resulting in higher domestic oil prices. However, production continued to increase for much longer than we anticipated, forcing management to make production cutbacks, slash capital spending plans, and reduce the number of wells it plans to operate. Another negative for the company was its elevated debt load, which tends to fuel greater volatility in the stock when oil prices fall. We continue to believe California Resources Group is positioned for a rebound when U.S. oil production slows and therefore maintained a position in the stock.
•	Exact Sciences Corp. (EXAC) declined after an independent panel of health care experts excluded the company’s colon cancer-screening test from a list of recommended tests in the U.S. Instead, the panel defined the product as “alternative testing that may be useful in select clinical circumstances.” Marketed as Cologuard, the product is a non-invasive, FDA-approved colorectal cancer-screening test covered by Medicare. It has proven effective at detecting early-stage colon cancer as well as precancerous lesions. When detected early, colon cancer is highly curable. However, Cologuard’s exclusion from the panel’s list of recommended tests may make it more difficult to win favorable reimbursement from private insurers. We consequently liquidated our position in Exact Sciences and used proceeds from the sale to invest in other, more attractive investment opportunities.

•	Royal Gold, Inc. (RGLD) is a precious metals company with royalty claims on gold, silver, copper, lead, and zinc at mines in over 20 countries. While gold performed better than other commodities during the period, the precious metal declined as U.S. monetary policy tightened and the dollar appreciated. Another setback for the company was the deferral of gold from a mine in Chile operated by Barrick Gold, which temporarily stopped construction at the mine. However, we believe Royal Gold has an exceptional business model and we view our investment in the company as a great way to get exposure to gold. The company essentially pays miners upfront for the right to buy their metals later at reduced prices. It has no operational risk because it owns no mines, is a beneficiary of ounces growth, has pricing power, and typically earns an 8% return on a flat price. We have decided to be patient with Royal Gold and maintained a position in the stock.
Looking ahead, it is difficult to know if current macroeconomic trends will be short-lived or enduring. Although we closely monitor these developments, our primary focus is on finding growing companies with unique and strong business models that are benefiting from favorable industry tailwinds. In particular, we favor large-cap companies with well-known brands capable of evolving to meet changing business conditions. We’re confident that these high standards for investment will allow us to deliver solid, long-term fund performance.
Thank you for your continued investment.
Minyoung Sohn
Arrowpoint Asset Management LLC

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Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2015
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.15
Share Class	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	(4.60)%	(0.96)%	9.39%	6.39%	6.40%
Class A (MRAEX)	11/15/13	(4.76)%	(1.20)%	—	—	2.74%
Class C (MRCEX)	7/1/15	—	—	—	—	(5.29)%
Investor Class (MRIEX)	11/15/13	(4.67)%	(1.04)%	—	—	2.96%
S&P 500® Index	1/31/05	0.15%	1.39%	12.55%	7.30%	7.38%
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	15	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Composition (Unaudited)

Top 10 Stock and Bond Holdings as of
12.31.15
Microsoft Corp.	5.47%
Apple, Inc.	4.42%
Equifax, Inc.	4.05%
Facebook, Inc. Class A	3.80%
NVIDIA Corp.	3.77%
Gilead Sciences, Inc.	3.26%
Alphabet, Inc. Class A	3.23%
Amazon.com, Inc.	3.09%
Perrigo Co., Plc	3.01%
Starbucks Corp.	2.81%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.15
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	16	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
For the six months ended December 31, 2015, the Meridian Small Cap Growth Fund Legacy Class shares declined (11.84)%, underperforming its benchmark, the Russell 2000 Growth Index, which declined (9.31)%.
After a strong start in 2015, small cap stocks reversed course in the second half of the year, ending the period in negative territory. Market volatility was fueled by a sharp decline in oil prices, continued weakness in China, deteriorating commodity prices, and anxiety over a potential increase in U.S. interest rates, which finally transpired in December.
With an investment process that prioritizes the management of risk over the opportunity of return, our strategy should have served us well in this environment, and in some respects it did: We successfully met our downside protection goal of 80% when the market declined. However, we were not successful in achieving our secondary goal of 100% participation when the market gained.
We attribute this shortfall to a number of unexpected—and atypical—market developments. Key among these was the continued outperformance of high-momentum stocks, which do not meet our risk-first investment parameters and therefore are not owned in the portfolio. Other dynamics included the market’s bias toward larger-capitalization stocks and investors’ enthusiasm for companies in sectors that we believe offer fewer quality names and, as a result, are underweight positions in the portfolio.
Despite these challenges, we continued to find compelling long-term opportunities within the small-cap universe. Several of these opportunities were in the information technology and materials sectors, which made positive contributions to portfolio performance during the period. Meanwhile, industrials and consumer discretionary names were areas of weakness in the portfolio.
The three largest contributors to performance during the period were SolarWinds, Inc. (SWI), Solera Holdings, Inc. (SLH), and Pacific Biosciences of California, Inc. (PACB).
•	SolarWinds, Inc. (SWI) accepted a $4.5 billion offer to be acquired by two private equity firms, turning it into a homerun for investors. In October, the developer of IT infrastructure management software agreed to be purchased at nearly a 20% premium by Silver Lake Partners and Thoma Bravo. We initiated a position in SolarWinds in 2013 based on our belief that the company would benefit from an increasingly large market opportunity created by a pervasiveness of performance-driven IT infrastructures. We opportunistically added to the position when the stock pulled back and were rewarded by the takeout.

•	Solera Holdings, Inc. (SLH) is a company we’ve followed for several years but were unable to purchase due to the fact that it remained just above the portfolio’s market-capitalization range. However, in July the company’s market cap declined, making it a viable investment for the portfolio. As a provider of risk and asset management software and services to the global automotive industry, Solera is a stable business that is both predictable and defensive in nature. The majority of the company’s revenues are recurring, and it has a strong competitive position, particularly outside of the U.S. where it generates over half of its revenue. In August, Solera’s management announced the sale of the company to private equity firm Vista Equity Partners for $6.5 billion, causing the stock to appreciate. We viewed the increase in Solera’s share price as an opportunity to take profits and trimmed our position.

•	Pacific Biosciences of California, Inc. (PACB) is a leader in the field of next-generation gene sequencing technology. In October, the company unveiled the Sequel™ System, a gene-sequencing platform that is smaller and less expensive than the Pacific Bioscience’s former gene sequencer. This groundbreaking technology enables longer and more accurate reads of genomes, and is the result of collaboration with Roche, a health care company with interests in human in vitro diagnostics. Late in the period, Pacific Biosciences received a $20 million milestone payment from Roche for completing the project. We believe this new platform will enable the company to penetrate a larger portion of the broader sequencing market.
The three largest detractors from performance during the period were Roadrunner Transportation Systems, Inc. (RRTS), Wolverine Worldwide, Inc. (WWW), and Heritage-Crystal Clean, Inc. (HCCI).
•	Roadrunner Transportation Systems, Inc. (RRTS), a leading transportation and logistics service provider, declined along with other transportation service providers. Weak freight markets, a more competitive pricing environment, and an increase in accidents worked against Roadrunner, causing it to miss third-quarter earnings expectations. The company also took a one-time charge after discontinuing a lease-guarantee program designed

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
to attract owner-operators. We believe Roadrunner’s position as the low-cost provider in this space will enable it to successfully weather the competitive pricing environment, which we expect will be short-lived. In addition, the company is gaining market share and enjoying double-digit returns on acquisitions. We opted to hold onto this stock while closely monitoring fundamentals.

•	Wolverine Worldwide, Inc. (WWW) is the leading manufacturer of non-athletic footwear in the U.S. Like many other retail companies during the period, Wolverine struggled against a bleak consumer backdrop. The company announced an 18% decline in third-quarter earnings due to inconsistent retail traffic and disappointing re-order patterns from its retail partners. Wolverine owns a broad portfolio of footwear brands including Sperry, Merrell, Keds, and Saucony and manufactures work boots for the military and construction workers. We believe an unusually warm winter and exposure to the oil and gas industry will create headwinds for Wolverine’s winter and work boots. Although we maintain a position in the stock, we are continuing to closely monitor fundamentals.

•	Heritage-Crystal Clean, Inc. (HCCI) has been a solid, long-term performer, but pulled back during the period in response to declining oil prices. One of the reasons we were originally attracted to this environmental services company is the recurring revenue stream generated by its parts cleaning business. However, Heritage-Crystal Clean also provides a used oil collection service and operates an oil re-refinery. The company is successfully lowering input costs in this business, recently transitioning from paying customers to collect and dispose of used oil to charging for this service. Heritage then re-processes the used oil it collects and sells it as new motor oil. We believe this segment of the business shows considerable promise, and have been adding to the position.
OUTLOOK
Looking ahead, we believe it will take some time for current global economic issues to resolve themselves and that market dynamics will remain challenging in 2016. However, we are confident that our rigorous fundamental research and disciplined, risk-first investment approach will allow us to successfully navigate choppy waters and stay on course toward the portfolio’s long-term performance objectives. By focusing on businesses with recurring revenue streams, improving margins, strong competitive advantages, increasingly large market opportunities, and whose destinies are not closely tied to the economy, we believe we can deliver the consistent returns our investors deserve and expect.
Thank you for your continued investment.
Chad Meade and Brian Schaub
Arrowpoint Asset Management LLC

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2015
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.15
Share Class	Inception	6 Month	1 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	(11.84)%	(6.66)%	8.14%
Institutional Class (MSGRX)	12/24/14	(11.76)%	(6.58)%	(6.23)%
Class A (MSGAX)	12/16/13	(11.98)%	(7.01)%	7.77%
Class C (MSGCX)	7/1/15	—	—	(12.23)%
Investor Class (MISGX)	12/16/13	(11.85)%	(6.74)%	8.09%
Russell 2000® Growth Index	12/16/13	(9.31)%	(1.38)%	4.15%
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	19	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.15
SolarWinds, Inc.	2.79%
National CineMedia, Inc.	2.55%
Clean Harbors, Inc.	2.55%
Heartland Express, Inc.	2.01%
Solera Holdings, Inc.	1.96%
SP Plus Corp.	1.93%
Heritage-Crystal Clean, Inc.	1.90%
CEB, Inc.	1.81%
ChannelAdvisor Corp.	1.58%
Wolverine World Wide, Inc.	1.54%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.15
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	20	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
December 31, 2015 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1,2015	Ending Account Value December 31, 2015	Expenses Paid During the Period
Legacy Class (MERDX)	0.85%	$1,000.00	$911.00	$4.08 [1]
Institutional Class (MRRGX)	0.90%	$1,000.00	$910.60	$4.32 [1]
Class A (MRAGX) [2]	1.55%	$1,000.00	$907.70	$7.43 [1]
Class C (MRCGX) [3]	1.94%	$1,000.00	$906.10	$9.24 [4]
Investor Class (MRIGX)	0.93%	$1,000.00	$910.50	$4.47 [1]

Hypothetical [5]	Annualized Expense Ratio	Beginning Account Value July 1,2015	Ending Account Value December 31, 2015	Expenses Paid During the Period
Legacy Class (MERDX)	0.85%	$1,000.00	$1,020.86	$4.32 [1]
Institutional Class (MRRGX)	0.90%	$1,000.00	$1,020.61	$4.57 [1]
Class A (MRAGX) [2]	1.55%	$1,000.00	$1,017.34	$7.86 [1]
Class C (MRCGX) [3]	1.94%	$1,000.00	$1,015.30	$9.77 [4]
Investor Class (MRIGX)	0.93%	$1,000.00	$1,020.46	$4.72 [1]

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days, the number of days since inception of the Class C.
[5]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	21	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
December 31, 2015 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1,2015	Ending Account Value December 31, 2015	Expenses Paid During the Period
Legacy Class (MVALX)	1.13%	$1,000.00	$926.30	$ 5.47 [1]
Class A (MFCAX) [2]	1.60%	$1,000.00	$924.10	$ 7.74 [1]
Class C (MFCCX) [3]	2.15%	$1,000.00	$919.20	$10.32 [4]
Investor Class (MFCIX)	1.35%	$1,000.00	$925.10	$ 6.53 [1]

Hypothetical [5]	Annualized Expense Ratio	Beginning Account Value July 1,2015	Ending Account Value December 31, 2015	Expenses Paid During the Period
Legacy Class (MVALX)	1.13%	$1,000.00	$1,019.46	$ 5.74 [1]
Class A (MFCAX) [2]	1.60%	$1,000.00	$1,017.09	$ 8.11 [1]
Class C (MFCCX) [3]	2.15%	$1,000.00	$1,014.25	$10.83 [4]
Investor Class (MFCIX)	1.35%	$1,000.00	$1,018.35	$ 6.85 [1]

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days, the number of days since inception of the Class C.
[5]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	22	www.meridianfund.com

Meridian Equity Income Fund
Fund Expenses
December 31, 2015 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1,2015	Ending Account Value December 31, 2015	Expenses Paid During the Period
Legacy Class (MEIFX)	1.27%	$1,000.00	$954.00	$6.24 [1]
Class A (MRAEX) [2]	1.62%	$1,000.00	$952.40	$7.95 [1]
Class C (MRCEX) [3]	1.95%	$1,000.00	$947.10	$9.49 [4]
Investor Class (MRIEX)	1.37%	$1,000.00	$953.30	$6.73 [1]

Hypothetical [5]	Annualized Expense Ratio	Beginning Account Value July 1,2015	Ending Account Value December 31, 2015	Expenses Paid During the Period
Legacy Class (MEIFX)	1.27%	$1,000.00	$1,018.75	$6.44 [1]
Class A (MRAEX) [2]	1.62%	$1,000.00	$1,016.99	$8.21 [1]
Class C (MRCEX) [3]	1.95%	$1,000.00	$1,015.25	$9.82 [4]
Investor Class (MRIEX)	1.37%	$1,000.00	$1,018.25	$6.95 [1]

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days, the number of days since inception of the Class C.
[5]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	23	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2015 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1,2015	Ending Account Value December 31, 2015	Expenses Paid During the Period
Legacy Class (MSGGX)	1.20%	$1,000.00	$881.60	$ 5.68 [1]
Institutional Class (MSGRX)	1.10%	$1,000.00	$882.40	$ 5.20 [1]
Class A (MSGAX) [2]	1.60%	$1,000.00	$880.20	$ 7.56 [1]
Class C (MSGCX) [3]	2.23%	$1,000.00	$877.70	$10.47 [4]
Investor Class (MISGX)	1.26%	$1,000.00	$881.50	$ 5.96 [1]

Hypothetical [5]	Annualized Expense Ratio	Beginning Account Value July 1,2015	Ending Account Value December 31, 2015	Expenses Paid During the Period
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,019.10	$ 6.09 [1]
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.61	$ 5.58 [1]
Class A (MSGAX) [2]	1.60%	$1,000.00	$1,017.09	$ 8.11 [1]
Class C (MSGCX) [3]	2.23%	$1,000.00	$1,013.85	$11.23 [4]
Investor Class (MISGX)	1.26%	$1,000.00	$1,018.80	$ 6.39 [1]

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days, the number of days since inception of the Class C.
[5]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	24	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
December 31, 2015

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the 2% redemption fee charged on sales made within 60 days of original purchase. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.796.3434 or access our website at www.meridianfund.com.

Meridian Funds	25	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
December 31, 2015 (Unaudited)
	Shares	Value
Common Stocks - 92.9%
Consumer Discretionary - 22.8%
Distributors - 1.7%
LKQ Corp.[1]	729,135	$ 21,604,270
Diversified Consumer Services - 5.8%
2U, Inc.[1,2]	642,021	17,963,748
Grand Canyon Education, Inc.[1]	389,446	15,624,573
ServiceMaster Global Holdings, Inc.[1]	1,004,022	39,397,823
		72,986,144
Hotels, Restaurants & Leisure - 1.4%
Dunkin' Brands Group, Inc.[2]	394,326	16,794,344
Leisure Equipment & Products - 0.7%
Polaris Industries, Inc.[2]	102,045	8,770,768
Media - 2.6%
National CineMedia, Inc.	2,094,478	32,904,249
Specialty Retail - 6.4%
DSW, Inc. Class A2	286,208	6,828,923
Five Below, Inc.[1,2]	346,723	11,129,808
Hibbett Sports, Inc.[1,2]	414,416	12,531,940
Monro Muffler Brake, Inc.[2]	156,627	10,371,840
Sally Beauty Holdings, Inc.[1]	1,411,122	39,356,193
		80,218,704
Textiles, Apparel & Luxury Goods - 4.2%
Carter's, Inc.	304,789	27,135,365
Tumi Holdings, Inc.[1,2]	415,090	6,902,947
Wolverine World Wide, Inc.	1,115,758	18,644,316
		52,682,628
Total Consumer Discretionary		285,961,107
Consumer Staples - 0.5%
Beverages - 0.5%
Boston Beer Co., Inc. (The) Class A1,2	33,386	6,740,967
Total Consumer Staples		6,740,967
Energy - 3.0%
Energy Equipment & Services - 3.0%
Core Laboratories N.V. (Netherlands)[2]	109,297	11,884,956
Dril-Quip, Inc.[1]	102,847	6,091,628
RigNet, Inc.[1,2]	930,845	19,259,183
Total Energy		37,235,767
Financials - 6.1%
Capital Markets - 4.2%
Financial Engines, Inc.[2]	380,610	12,815,139
LPL Financial Holdings, Inc.[2]	694,488	29,619,913
WisdomTree Investments, Inc.[2]	638,331	10,009,030
		52,444,082
	Shares	Value
Commercial Banks - 1.0%
Bank of the Ozarks, Inc.	255,739	$ 12,648,851
Real Estate Investment Trusts - 0.9%
National Storage Affiliates Trust	638,429	10,936,289
Total Financials		76,029,222
Health Care - 15.2%
Biotechnology - 5.0%
Alnylam Pharmaceuticals, Inc.[1]	73,965	6,963,065
Atara Biotherapeutics, Inc. [1,2]	272,351	7,192,790
Bluebird Bio, Inc.[1,2]	101,523	6,519,807
Chimerix, Inc. [1,2]	180,367	1,614,285
DBV Technologies SA ADR (France)[1]	189,347	6,875,190
Dyax Corp.[1]	316,946	11,923,509
Juno Therapeutics, Inc. [1,2]	175,387	7,711,766
Neurocrine Biosciences, Inc.[1,2]	124,497	7,042,795
OvaScience, Inc. [1,2]	768,086	7,504,200
		63,347,407
Health Care Equipment & Supplies - 2.5%
Align Technology, Inc.[1]	250,918	16,522,950
LDR Holding Corp. [1]	579,496	14,551,145
		31,074,095
Health Care Providers & Services - 3.9%
Cooper Cos., Inc. (The)	111,412	14,951,491
Endologix, Inc.[1,2]	1,451,606	14,370,899
Insulet Corp.[1]	175,180	6,623,556
Novadaq Technologies, Inc.[1,2]	534,958	6,815,365
Quidel Corp.[1,2]	302,372	6,410,286
		49,171,597
Health Care Technology - 2.5%
athenahealth, Inc.[1,2]	59,995	9,657,395
Medidata Solutions, Inc.[1]	155,496	7,664,398
Spectranetics Corp. (The)[1]	951,977	14,336,773
		31,658,566
Pharmaceuticals - 1.3%
Prestige Brands Holdings, Inc.[1]	128,267	6,603,185
Revance Therapeutics, Inc.[1,2]	243,910	8,331,966
Syndax Pharmaceuticals, Inc. Series C Preferred, Acquisition Date: 8/18/15, Cost $1,116,744[1,3,4]	99,727	1,116,244
		16,051,395
Total Health Care		191,303,060
Industrials - 23.8%
Aerospace & Defense - 2.3%
HEICO Corp. Class A	592,439	29,147,999
Air Freight & Logistics - 1.5%
Forward Air Corp.[2]	429,113	18,456,150
The accompanying notes are an integral part of the financial statements.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)
	Shares	Value
Commercial Services & Supplies - 3.6%
Clean Harbors, Inc.[1]	784,731	$ 32,684,046
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	517,100	12,467,281
		45,151,327
Electrical Equipment - 1.3%
Sensata Technologies Holding N.V. (Netherlands)[1]	364,169	16,773,624
Machinery - 6.0%
Donaldson Co., Inc.[2]	355,705	10,194,505
Kennametal, Inc.[2]	238,365	4,576,608
Proto Labs, Inc.[1,2]	215,502	13,725,322
Tennant Co.	318,148	17,899,006
Wabtec Corp.	177,199	12,602,393
Woodward, Inc.[2]	323,272	16,053,688
		75,051,522
Marine - 1.0%
Kirby Corp.[1]	236,302	12,434,211
Professional Services - 2.6%
CEB, Inc.	373,787	22,946,784
TriNet Group, Inc.[1]	531,379	10,282,184
		33,228,968
Road & Rail - 3.3%
Heartland Express, Inc.[2]	1,506,892	25,647,302
Roadrunner Transportation Systems, Inc.[1]	618,554	5,832,964
Saia, Inc.[1]	435,168	9,682,488
		41,162,754
Trading Companies & Distributors - 2.2%
MSC Industrial Direct Co., Inc. Class A	381,344	21,458,227
WESCO International, Inc.[1,2]	141,504	6,180,895
		27,639,122
Total Industrials		299,045,677
Information Technology - 21.5%
Electronic Equipment & Instruments - 2.5%
Trimble Navigation Ltd.[1]	1,492,303	32,009,899
Internet Software & Services - 5.1%
ChannelAdvisor Corp.[1]	977,248	13,534,885
Cimpress, N.V. (Netherlands)[1,2]	167,289	13,573,829
CoStar Group, Inc.[1]	42,443	8,772,544
Demandware, Inc.[1,2]	190,845	10,299,905
Shutterstock, Inc.[1,2]	233,407	7,548,382
SPS Commerce, Inc.[1]	152,192	10,685,400
		64,414,945
IT Services - 2.5%
Euronet Worldwide, Inc.[1]	86,087	6,235,281
Gartner, Inc.[1]	271,861	24,657,793
		30,893,074
	Shares	Value
Software - 10.9%
Cadence Design Systems, Inc.[1]	1,838,564	$ 38,260,517
Descartes Systems Group, Inc. (The)[1]	366,523	7,359,782
Fleetmatics Group Plc (Ireland)[1,2]	121,900	6,191,301
RealPage, Inc.[1]	277,820	6,237,059
SolarWinds, Inc.[1]	644,246	37,946,090
Solera Holdings, Inc.	506,688	27,781,703
SS&C Technologies Holdings, Inc.	188,638	12,878,316
		136,654,768
Technology Hardware, Storage & Peripherals - 0.5%
Stratasys Ltd.[1,2]	274,191	6,438,005
Total Information Technology		270,410,691
Total Common Stocks - 92.9% (Cost $1,133,920,316)		1,166,726,491

	Principal Amount	Value
Short-Term Investments - 11.8%
Repurchase Agreements - 11.8%[5]
Citigroup Global Market, Inc., dated 12/31/15, due 1/4/16, 0.34%, total to be received $34,545,513 (collateralized by various U.S. Government Agency Obligations, 0.00% - 11.50%, 1/15/16 - 4/1/51, totaling $35,235,092)	$34,544,208	$ 34,544,208
HSBC Securities, Inc., dated 12/31/15, due 1/4/16, 0.28%, total to be received $34,545,283 (collateralized by various U.S. Government Agency Obligations, 0.00% - 7.25%, 1/15/16 - 11/15/43, totaling $35,235,191)	34,544,208	34,544,208
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/31/15, due 1/4/16, 0.31%, total to be received $34,545,398 (collateralized by various U.S. Government Agency Obligations, 3.00% - 4.50%, 11/15/42 - 2/20/45, totaling $35,235,092)	34,544,208	34,544,208
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)
	Principal Amount	Value
Mizuho Securities USA, Inc., dated 12/31/15, due 1/4/16, 0.30%, total to be received $34,545,359 (collateralized by various U.S. Government Agency Obligations, 0.00% - 9.00%, 6/13/16 - 3/1/44, totaling $35,235,092)	$34,544,208	$ 34,544,208
RBC Capital Markets LLC, dated 12/31/15, due 1/4/16, 0.28%, total to be received $10,239,865 (collateralized by various U.S. Government Agency Obligations, 0.00% - 7.00%, 4/20/25 - 3/20/65, totaling $10,444,337)	10,239,546	10,239,546
Total Repurchase Agreements		148,416,378
Total Investments - 104.7% (Cost $1,283,336,694)		1,315,142,869
Cash and Other Assets, Less Liabilities - (4.7)%		(59,111,239)
Net Assets - 100.0%		$1,256,031,630
ADR—American Depositary Receipt.
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at December 31, 2015. Total value of such securities at period-end amounts to $206,630,219 and represents 16.45% of net assets.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $1,116,244 and represents 0.09% of net assets.
[5]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
December 31, 2015 (Unaudited)
	Shares	Value
Common Stocks - 93.8%
Consumer Discretionary - 19.2%
Distributors - 3.2%
LKQ Corp.[1]	635,080	$ 18,817,420
Diversified Consumer Services - 2.8%
Regis Corp.[1]	527,601	7,465,554
ServiceMaster Global Holdings, Inc.[1]	223,912	8,786,307
		16,251,861
Food & Staples Retailing - 1.6%
Fresh Market, Inc. (The) [1,2]	124,664	2,919,631
United Natural Foods, Inc.[1]	157,502	6,199,279
		9,118,910
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp.[2]	65,433	2,868,583
Leisure Equipment & Products - 0.9%
Polaris Industries, Inc.[2]	59,247	5,092,280
Multiline Retail - 1.4%
Fred's, Inc. Class A	514,253	8,418,322
Specialty Retail - 6.2%
Cabela's, Inc[1,2]	187,927	8,781,829
Children's Place, Inc. (The)	173,161	9,558,487
Dick's Sporting Goods, Inc.	155,446	5,495,016
Five Below, Inc.[1,2]	205,702	6,603,034
Select Comfort Corp.[1]	260,878	5,585,398
		36,023,764
Textiles, Apparel & Luxury Goods - 2.6%
Gildan Activewear, Inc. (Canada)	523,184	14,868,889
Total Consumer Discretionary		111,460,029
Consumer Staples - 1.7%
Beverages - 1.7%
Diageo Plc ADR	92,500	10,088,975
Total Consumer Staples		10,088,975
Energy - 7.5%
Energy Equipment & Services - 1.7%
Core Laboratories N.V. (Netherlands)	62,900	6,839,746
Helmerich & Payne, Inc. [2]	55,697	2,982,575
		9,822,321
Oil, Gas & Consumable Fuels - 5.8%
Cameco Corp.	710,999	8,766,618
EOG Resources, Inc.	250,993	17,767,794
TOTAL SA ADR[2]	120,000	5,394,000
Whiting Petroleum Corp. [1]	212,491	2,005,915
		33,934,327
Total Energy		43,756,648
Financials - 16.8%
Capital Markets - 1.7%
Oaktree Capital Group LLC [2]	202,654	9,670,649
	Shares	Value
Commercial Banks - 7.0%
Bank of Hawaii Corp.	145,754	$ 9,167,927
Citigroup, Inc.	179,069	9,266,821
Citizens Financial Group Inc.	426,545	11,171,213
Synchrony Financial [1]	371,791	11,306,164
		40,912,125
Insurance - 4.0%
MetLife, Inc.	167,820	8,090,602
Old Republic International Corp.	829,351	15,450,809
		23,541,411
Real Estate Investment Trusts - 1.5%
Rayonier, Inc.	386,538	8,581,144
Real Estate Management & Development - 2.6%
Alexander & Baldwin, Inc.	431,677	15,242,515
Total Financials		97,947,844
Health Care - 10.3%
Biotechnology - 4.0%
Agios Pharmaceuticals, Inc.[1,2]	59,500	3,862,740
Celgene Corp.[1]	106,000	12,694,560
Neurocrine Biosciences, Inc.[1]	119,022	6,733,074
		23,290,374
Health Care Equipment & Supplies - 3.5%
CR Bard, Inc.	52,801	10,002,622
Hologic, Inc. [1]	270,270	10,456,746
		20,459,368
Life Sciences Tools & Services - 0.6%
Accelerate Diagnostics, Inc. [1]	165,769	3,562,376
Pharmaceuticals - 2.2%
Impax Laboratories, Inc.[1]	146,376	6,259,038
Nektar Therapeutics [1,2]	380,605	6,413,194
		12,672,232
Total Health Care		59,984,350
Industrials - 7.2%
Commercial Services & Supplies - 1.9%
Clean Harbors, Inc.[1]	264,200	11,003,930
Machinery - 3.3%
Lindsay Corp.[2]	49,503	3,584,017
Xylem, Inc.	430,500	15,713,250
		19,297,267
Marine - 1.0%
Kirby Corp.[1]	105,694	5,561,618
Road & Rail - 1.0%
Union Pacific Corp.	76,000	5,943,200
Total Industrials		41,806,015
The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)
	Shares	Value
Information Technology - 27.2%
Communications Equipment - 2.7%
Motorola Solutions, Inc.	59,364	$ 4,063,466
QUALCOMM, Inc.	233,000	11,646,505
		15,709,971
Electronic Equipment & Instruments - 2.6%
Fitbit, Inc. Class A1,2	198,973	5,887,611
Trimble Navigation Ltd.[1]	445,299	9,551,663
		15,439,274
Internet Software & Services - 3.8%
Bankrate, Inc.[1]	559,522	7,441,643
Marketo, Inc.[1]	329,035	9,446,595
Twitter, Inc. [1,2]	239,645	5,545,385
		22,433,623
IT Services - 3.6%
CACI International, Inc. Class A1	224,800	20,856,944
Semiconductors - 6.1%
Mellanox Technologies Ltd.[1]	208,126	8,770,430
NVIDIA Corp.	553,927	18,257,434
Power Integrations, Inc.	169,837	8,259,173
		35,287,037
Software - 8.4%
Barracuda Networks, Inc.[1,2]	175,239	3,273,465
CommVault Systems, Inc.[1]	60,000	2,361,000
Fortinet, Inc.[1]	143,826	4,483,056
Microsoft Corp.	373,823	20,739,700
Silver Spring Networks, Inc.[1]	500,303	7,209,366
Verint Systems, Inc.[1]	261,700	10,614,552
		48,681,139
Total Information Technology		158,407,988
Materials - 0.8%
Metals & Mining - 0.8%
Newmont Mining Corp.	244,000	4,389,560
Total Materials		4,389,560
Telecommunication Services - 1.4%
Diversified Telecommunications - 1.4%
Iridium Communications, Inc.[1,2]	935,515	7,867,681
Total Telecommunication Services		7,867,681
Utilities - 1.7%
Electric Utilities - 1.7%
MDU Resources Group, Inc.	528,198	9,676,587
Total Utilities		9,676,587
Total Common Stocks - 93.8% (Cost $495,653,325)		545,385,677

	Principal Amount	Value
Short-Term Investments - 7.6%
Repurchase Agreements - 7.6%[3]
Citigroup Global Market, Inc., dated 12/31/15, due 1/4/16, 0.34%, total to be received $10,323,367 (collateralized by various U.S. Government Agency Obligations, 0.00% - 11.50%, 1/15/16 - 4/1/51, totaling $10,529,437)	$10,322,977	$ 10,322,977
HSBC Securities, Inc., dated 12/31/15, due 1/4/16, 0.28%, total to be received $10,323,298 (collateralized by various U.S. Government Agency Obligations, 0.00% - 7.25%, 1/15/16 - 11/15/43, totaling $10,529,466)	10,322,977	10,322,977
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/31/15, due 1/4/16, 0.31%, total to be received $10,323,333 (collateralized by various U.S. Government Agency Obligations, 3.00% - 4.50%, 11/15/42 - 2/20/45, totaling $10,529,437)	10,322,977	10,322,977
Mizuho Securities USA, Inc., dated 12/31/15, due 1/4/16, 0.30%, total to be received $10,323,321 (collateralized by various U.S. Government Agency Obligations, 0.00% - 9.00%, 6/13/16 - 3/1/44, totaling $10,529,437)	10,322,977	10,322,977
RBC Capital Markets LLC, dated 12/31/15, due 1/4/16, 0.28%, total to be received $3,060,034 (collateralized by various U.S. Government Agency Obligations, 0.00% - 7.00%, 4/20/25 - 3/20/65, totaling $3,121,138)	3,059,939	3,059,939
Total Repurchase Agreements		44,351,847
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)
	Principal Amount	Value
Total Investments - 101.4% (Cost $540,005,172)		$589,737,524
Cash and Other Assets, Less Liabilities - (1.4)%		(8,390,965)
Net Assets - 100.0%		$581,346,559
ADR—American Depositary Receipt.
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at December 31, 2015. Total value of such securities at period-end amounts to $57,056,315 and represents 9.81% of net assets.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments
December 31, 2015 (Unaudited)
	Shares	Value
Common Stocks - 95.5%
Consumer Discretionary - 15.8%
Hotels, Restaurants & Leisure - 4.4%
Las Vegas Sands Corp.	17,500	$ 767,200
Starbucks Corp.[1]	22,500	1,350,675
		2,117,875
Internet & Catalog Retail - 3.1%
Amazon.com, Inc.[2]	2,200	1,486,958
Media - 2.7%
Walt Disney Co. (The)	12,500	1,313,500
Specialty Retail - 2.4%
TJX Companies, Inc. (The)	16,000	1,134,560
Textiles, Apparel & Luxury Goods - 3.2%
NIKE, Inc. Class B1	10,000	625,000
VF Corp.	15,000	933,750
		1,558,750
Total Consumer Discretionary		7,611,643
Consumer Staples - 6.7%
Beverages - 1.8%
Brown-Forman Corp. Class B	9,000	893,520
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	7,930	1,280,695
Tobacco - 2.2%
Altria Group, Inc.	18,000	1,047,780
Total Consumer Staples		3,221,995
Energy - 4.9%
Energy Equipment & Services - 1.7%
National Oilwell Varco, Inc.	25,000	837,250
Oil, Gas & Consumable Fuels - 3.2%
California Resources Corp.	250,000	582,500
Cameco Corp.	21,500	265,095
EOG Resources, Inc.	7,000	495,530
Kinder Morgan, Inc.	12,000	179,040
		1,522,165
Total Energy		2,359,415
Financials - 5.0%
Commercial Banks - 3.7%
U.S. Bancorp	25,500	1,088,085
Wells Fargo & Co.	12,919	702,277
		1,790,362
Diversified Financial Services - 1.3%
Intercontinental Exchange, Inc.	2,500	640,650
Total Financials		2,431,012
	Shares	Value
Health Care - 11.8%
Biotechnology - 6.3%
Alnylam Pharmaceuticals, Inc.[2]	6,250	$ 588,375
Gilead Sciences, Inc.	15,500	1,568,445
OvaScience, Inc. [2,3]	30,000	293,100
Vertex Pharmaceuticals, Inc. [1,2]	4,500	566,235
		3,016,155
Life Sciences Tools & Services - 1.3%
Accelerate Diagnostics, Inc. [2]	30,000	644,700
Pharmaceuticals - 4.2%
Novartis AG ADR	6,660	573,027
Perrigo Co., Plc	10,000	1,447,000
		2,020,027
Total Health Care		5,680,882
Industrials - 9.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	5,000	1,085,750
Air Freight & Logistics - 1.4%
United Parcel Service, Inc. Class B	7,000	673,610
Professional Services - 4.0%
Equifax, Inc.	17,500	1,948,975
Road & Rail - 1.7%
Union Pacific Corp.	10,500	821,100
Total Industrials		4,529,435
Information Technology - 36.6%
Communications Equipment - 2.6%
QUALCOMM, Inc.	25,000	1,249,625
Electronic Equipment & Instruments - 1.8%
Fitbit, Inc. Class A2,3	30,000	887,700
Internet Software & Services - 11.2%
Alphabet, Inc. Class A2	2,000	1,556,020
Facebook, Inc. Class A2	17,500	1,831,550
LinkedIn Corp. Class A2	3,000	675,240
Twitter, Inc. [2,3]	24,500	566,930
Yahoo! Inc. [2]	23,000	764,980
		5,394,720
IT Services - 4.5%
Black Knight Financial Services, Inc. Class A2,3	19,000	628,140
International Business Machines Corp.	4,250	584,885
Visa, Inc. Class A	12,000	930,600
		2,143,625
Semiconductors - 3.8%
NVIDIA Corp.	55,000	1,812,800
The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)
	Shares	Value
Software - 8.3%
Atlassian Corp. Plc Class A2	10,000	$ 300,800
Microsoft Corp.	47,500	2,635,300
Workday, Inc. Class A2	13,250	1,055,760
		3,991,860
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	20,205	2,126,778
Total Information Technology		17,607,108
Materials - 4.2%
Chemicals - 2.2%
Dow Chemical Co. (The)	10,027	516,190
Mosaic Co. (The)	20,000	551,800
		1,067,990
Metals & Mining - 2.0%
Royal Gold, Inc.	25,500	929,985
Total Materials		1,997,975
Utilities - 1.1%
Multi-Utilities - 1.1%
Dominion Resources, Inc.	7,660	518,122
Total Utilities		518,122
Total Common Stocks - 95.5% (Cost $44,184,789)		45,957,587

	Principal Value
Corporate Bonds - 0.8%
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
California Resources Corp., 6.00%, 11/15/24	$230,000	70,150
California Resources Corp., 8.00%, 12/15/22	616,000	324,170
Total Corporate Bonds - 0.8% (Cost $691,627)		394,320

	Number of Contracts	Value
Call Options Purchased - 0.1%
Continental Resources, Inc. Expiring January 20, 2017 at $40.00	150	$21,000
Halliburton Co. Expiring January 20, 2017 at $50.00	150	10,500
Microsoft Corp. Expiring January 15, 2016 at $50.00	50	28,750
Twitter, Inc. Expiring January 20, 2017 at $50.00	25	1,050
Total Call Options Purchased - 0.1% (Cost $240,848)		61,300

	Principal Amount	Value
Short-Term Investments - 0.6%
Repurchase Agreements - 0.6%[4]
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/31/15, due 1/4/16, 0.31%, total to be received $250,009 (collateralized by various U.S. Government Agency Obligations, 3.00% - 4.50%, 11/15/42 - 2/20/45, totaling $255,000)	$250,000	$ 250,000
Royal Bank of Scotland Plc, dated 12/31/15, due 1/4/16, 0.30%, total to be received $43,755 (collateralized by various U.S. Government Agency Obligations, 0.07% - 3.25%, 7/31/16 - 11/15/23, totaling $44,629)	43,754	43,754
Total Repurchase Agreements		293,754
Total Investments - 97.0% (Cost $45,411,018)		46,706,961
Cash and Other Assets, Less Liabilities - 3.0%		1,422,251
Net Assets - 100.0%		$48,129,212

	Shares	Value
Securities Sold Short - (3.1)%
Consumer Discretionary - (1.8)%
Hotels, Restaurants & Leisure - (1.8)%
McDonald's Corp.	(7,500)	$ (886,050)
Total Consumer Discretionary		(886,050)
Health Care - (1.3)%
Health Care Providers & Services - (1.3)%
Laboratory Corp. of America Holdings[2]	(5,000)	(618,200)
Total Health Care		(618,200)
Total Securities Sold Short - (3.1%) (Proceeds $(1,310,321))		$(1,504,250)

The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)
	Number of Contracts	Value
Call Options Written - (0.0)%
NIKE, Inc. Class B Expiring January 15, 2016 at $62.50	(100)	$(12,800)
Starbucks Corp. Expiring January 15, 2016 at $65.00	(50)	(150)
Vertex Pharmaceuticals, Inc. Expiring January 15, 2016 at $150.00	(20)	(500)
Total Call Options Written - (0.0)% (Premium received $(23,635))		$(13,450)
ADR—American Depositary Receipt.
Plc—Public Limited Company

[1]	Securities, or a portion thereof, were pledged as collateral for call options written by the fund.
[2]	Non-income producing securities
[3]	All or portion of this security is on loan at December 31, 2015. Total value of such securities at period-end amounts to $852,788 and represents 1.77% of net assets.
[4]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2015 (Unaudited)
	Shares	Value
Common Stocks - 90.1%
Consumer Discretionary - 22.4%
Auto Components - 0.9%
Dorman Products, Inc.[1,2]	49,682	$ 2,358,404
Distributors - 0.6%
Fenix Parts, Inc.[1,2]	222,120	1,508,195
Diversified Consumer Services - 4.6%
2U, Inc.[1,2]	130,939	3,663,673
Easterly Acquisition Corp.[1]	276,799	2,773,526
Grand Canyon Education, Inc.[1]	81,908	3,286,149
Pace Holdings Corp.	258,485	2,610,699
		12,334,047
Hotels, Restaurants & Leisure - 4.3%
Del Frisco's Restaurant Group, Inc.[1]	242,318	3,881,934
Dunkin' Brands Group, Inc.[2]	78,194	3,330,282
Papa Murphy's Holdings, Inc.[1,2]	198,465	2,234,716
Texas Roadhouse, Inc.	55,875	1,998,649
		11,445,581
Leisure Equipment & Products - 1.2%
Arctic Cat, Inc.	63,465	1,039,557
Malibu Boats, Inc. Class A1	138,392	2,265,477
		3,305,034
Media - 3.2%
National CineMedia, Inc.	434,970	6,833,379
Rentrak Corp.[1,2]	36,103	1,715,975
		8,549,354
Specialty Retail - 5.6%
Boot Barn Holdings, Inc. [1,2]	216,943	2,666,230
Five Below, Inc.[1,2]	95,304	3,059,258
Hibbett Sports, Inc.[1,2]	86,432	2,613,704
Monro Muffler Brake, Inc.[2]	30,608	2,026,862
Sally Beauty Holdings, Inc.[1]	118,634	3,308,702
Winmark Corp.	14,133	1,314,510
		14,989,266
Textiles, Apparel & Luxury Goods - 2.0%
Tumi Holdings, Inc.[1]	83,726	1,392,363
Wolverine World Wide, Inc.	247,039	4,128,022
		5,520,385
Total Consumer Discretionary		60,010,266
Energy - 3.4%
Energy Equipment & Services - 2.0%
Era Group, Inc. [1]	129,341	1,442,152
RigNet, Inc.[1]	194,342	4,020,936
		5,463,088
Oil, Gas & Consumable Fuels - 1.4%
Evolution Petroleum Corp.	777,416	3,739,371
Total Energy		9,202,459
	Shares	Value
Financials - 4.8%
Capital Markets - 2.5%
Financial Engines, Inc.[2]	97,972	$ 3,298,717
PennantPark Investment Corp.[2]	225,644	1,394,480
WisdomTree Investments, Inc.[2]	125,060	1,960,941
		6,654,138
Commercial Banks - 1.0%
Bank of the Ozarks, Inc.[2]	53,623	2,652,194
Real Estate Investment Trusts - 1.3%
Jernigan Capital, Inc.[2]	88,065	1,316,572
National Storage Affiliates Trust	122,727	2,102,313
		3,418,885
Total Financials		12,725,217
Health Care - 15.1%
Biotechnology - 4.8%
Atara Biotherapeutics, Inc. [1,2]	55,981	1,478,458
Bluebird Bio, Inc.[1,2]	20,847	1,338,794
Chimerix, Inc. [1]	37,621	336,708
DBV Technologies SA ADR (France)[1]	38,444	1,395,902
Neurocrine Biosciences, Inc.[1]	26,104	1,476,703
OvaScience, Inc. [1,2]	148,582	1,451,646
Repligen Corp.[1]	53,392	1,510,460
Spark Therapeutics, Inc. [1,2]	20,811	942,946
Versartis, Inc.[1,2]	123,840	1,534,378
Xencor, Inc. [1]	97,774	1,429,456
		12,895,451
Health Care Equipment & Supplies - 4.9%
Endologix, Inc.[1,2]	295,513	2,925,579
Insulet Corp.[1]	36,731	1,388,799
LDR Holding Corp. [1]	121,430	3,049,107
Novadaq Technologies, Inc.[1,2]	112,169	1,429,033
Quidel Corp.[1]	63,592	1,348,150
Spectranetics Corp. (The)[1]	200,211	3,015,178
		13,155,846
Health Care Providers & Services - 0.9%
National Research Corp. Class A2	63,034	1,011,065
Trupanion, Inc. [1,2]	122,586	1,196,440
		2,207,505
Health Care Technology - 1.1%
Castlight Health, Inc. Class B1,2	353,699	1,510,295
Medidata Solutions, Inc.[1]	30,282	1,492,600
		3,002,895
Life Sciences Tools & Services - 1.1%
Accelerate Diagnostics, Inc. [1]	66,582	1,430,847
Pacific Biosciences of California, Inc.[1,2]	104,793	1,375,932
		2,806,779
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)
	Shares	Value
Pharmaceuticals - 2.3%
Marinus Pharmaceuticals, Inc.[1]	215,427	$ 1,645,862
NeuroDerm Ltd.[1,2]	81,836	1,395,304
Prestige Brands Holdings, Inc.[1]	26,851	1,382,290
Revance Therapeutics, Inc.[1,2]	45,558	1,556,261
Syndax Pharmaceuticals, Inc. Series C Preferred, Acquisition Date: 8/18/15, Cost $1,116,744[1,3,4]	18,851	210,999
		6,190,716
Total Health Care		40,259,192
Industrials - 23.8%
Aerospace & Defense - 1.5%
HEICO Corp. Class A	79,982	3,935,114
Air Freight & Logistics - 2.2%
Forward Air Corp.	89,637	3,855,287
Park-Ohio Holdings Corp.	53,737	1,976,447
		5,831,734
Commercial Services & Supplies - 8.2%
Clean Harbors, Inc.[1]	163,731	6,819,396
Heritage-Crystal Clean, Inc.[1]	478,965	5,077,029
InnerWorkings, Inc.[1,2]	272,563	2,044,223
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	113,846	2,744,827
SP Plus Corp.[1]	216,601	5,176,764
		21,862,239
Electrical Equipment - 0.4%
Power Solutions International, Inc.[1,2]	67,555	1,232,879
Machinery - 3.0%
Kennametal, Inc.	70,441	1,352,467
Proto Labs, Inc.[1,2]	43,479	2,769,178
Tennant Co.	70,169	3,947,708
		8,069,353
Professional Services - 3.5%
CEB, Inc.	79,094	4,855,581
TriNet Group, Inc.[1]	142,535	2,758,052
TrueBlue, Inc.[1]	69,077	1,779,423
		9,393,056
Road & Rail - 3.3%
Heartland Express, Inc.[2]	315,761	5,374,252
Roadrunner Transportation Systems, Inc.[1]	142,081	1,339,824
Saia, Inc.[1]	91,138	2,027,820
		8,741,896
	Shares	Value
Trading Companies & Distributors - 1.7%
MSC Industrial Direct Co., Inc. Class A	59,358	$ 3,340,075
WESCO International, Inc.[1,2]	31,234	1,364,301
		4,704,376
Total Industrials		63,770,647
Information Technology - 19.7%
Electronic Equipment & Instruments - 1.1%
DTS, Inc.[1]	58,783	1,327,320
Mesa Laboratories, Inc.	15,763	1,568,419
		2,895,739
Internet Software & Services - 7.2%
Carbonite, Inc.[1]	275,887	2,703,693
ChannelAdvisor Corp.[1]	306,013	4,238,280
Cimpress, N.V. (Netherlands)[1,2]	34,526	2,801,440
Demandware, Inc.[1,2]	39,725	2,143,958
LivePerson, Inc.[1]	373,055	2,518,121
SciQuest, Inc.[1]	102,561	1,330,216
Shutterstock, Inc.[1,2]	48,171	1,557,850
SPS Commerce, Inc.[1]	29,987	2,105,387
		19,398,945
IT Services - 1.9%
Cass Information Systems, Inc.	50,191	2,582,829
Euronet Worldwide, Inc.[1]	17,713	1,282,952
Forrester Research, Inc.	46,493	1,324,121
		5,189,902
Software - 8.8%
Callidus Software, Inc.[1]	147,607	2,741,062
Descartes Systems Group, Inc. (The)[1]	81,978	1,646,118
Exa Corp.[1]	320,572	3,721,841
Fleetmatics Group Plc (Ireland)[1,2]	26,547	1,348,322
RealPage, Inc.[1]	58,253	1,307,780
SolarWinds, Inc.[1]	126,575	7,455,267
Solera Holdings, Inc.	95,444	5,233,195
		23,453,585
Technology Hardware, Storage & Peripherals - 0.7%
Stratasys Ltd.[1,2]	78,501	1,843,204
Total Information Technology		52,781,375
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)
	Shares	Value
Materials - 0.9%
Chemicals - 0.9%
Balchem Corp.	40,245	$ 2,446,896
Total Materials		2,446,896
Total Common Stocks - 90.1% (Cost $250,612,713)		241,196,052

	Principal Amount	Value
Short-Term Investments - 15.0%
Repurchase Agreements - 15.0%[5]
Citigroup Global Market, Inc., dated 12/31/15, due 1/4/16, 0.34%, total to be received $9,313,471 (collateralized by various U.S. Government Agency Obligations, 0.00% - 11.50%, 1/15/16 - 4/1/51, totaling $9,499,381)	$9,313,119	$ 9,313,119
HSBC Securities, Inc., dated 12/31/15, due 1/4/16, 0.28%, total to be received $9,313,409 (collateralized by various U.S. Government Agency Obligations, 0.00% - 7.25%, 1/15/16 - 11/15/43, totaling $9,499,408)	9,313,119	9,313,119
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/31/15, due 1/4/16, 0.31%, total to be received $9,313,440 (collateralized by various U.S. Government Agency Obligations, 3.00% - 4.50%, 11/15/42 - 2/20/45, totaling $9,499,381)	9,313,119	9,313,119
	Principal Amount	Value
Mizuho Securities USA, Inc., dated 12/31/15, due 1/4/16, 0.30%, total to be received $9,313,429 (collateralized by various U.S. Government Agency Obligations, 0.00% - 9.00%, 6/13/16 - 3/1/44, totaling $9,499,381)	$9,313,119	$ 9,313,119
RBC Capital Markets LLC, dated 12/31/15, due 1/4/16, 0.28%, total to be received $2,760,641 (collateralized by various U.S. Government Agency Obligations, 0.00% - 7.00%, 4/20/25 - 3/20/65, totaling $2,815,766)	2,760,555	2,760,555
Total Repurchase Agreements		40,013,031
Total Investments - 105.1% (Cost $290,625,744)		281,209,083
Cash and Other Assets, Less Liabilities - (5.1)%		(13,553,358)
Net Assets - 100.0%		$267,655,725
ADR—American Depositary Receipt.
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at December 31, 2015. Total value of such securities at period-end amounts to $48,964,259 and represents 18.29% of net assets.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $210,999 and represents 0.08% of net assets.
[5]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2015 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,166,726,491	$545,385,677	$46,413,207	$241,196,052
Repurchase agreements	148,416,378	44,351,847	293,754	40,013,031
Cash and cash equivalents	94,465,031	42,508,086	127,271	25,941,873
Cash held as collateral	—	—	3,074,783	—
Receivables and other assets:
Fund shares purchased	258,501	568,261	5,217	1,846,910
Investments sold	—	6,313,873	—	—
Dividends and interest	165,476	298,126	45,025	208,257
Securities lending interest	170,026	53,391	6,309	4,933
Prepaid expenses	88,640	56,182	34,997	55,199
Total Assets	1,410,290,543	639,535,443	50,000,563	309,266,255

Liabilities
Payables and other accrued expenses:
Call options written[3]	—	—	13,450	—
Securities sold short	—	—	1,504,250	—
Upon return of securities loaned	148,416,378	44,351,847	293,754	40,013,031
Fund shares sold	3,001,099	334,350	—	1,011,496
Investments purchased	1,556,323	12,871,292	—	265,978
Investment advisory fees	966,658	503,082	38,673	235,564
Distribution fees	331	—	216	31
Service plan fees	4,389	309	294	34,690
Professional fees	119,675	44,287	5,345	14,757
Directors' fees	6,608	2,174	91	83
Transfer agent fees	88,667	54,721	1,915	24,767
Other	98,785	26,822	13,363	10,133
Total Liabilities	154,258,913	58,188,884	1,871,351	41,610,530
Net Assets	$1,256,031,630	$581,346,559	$48,129,212	$267,655,725

Net Assets Consist of
Paid in capital	$1,190,960,309	$534,125,292	$48,678,705	$285,451,386
Accumulated net realized gain (loss) on investments, written options, and foreign currency transactions	33,758,286	(1,274,806)	(1,773,124)	(7,630,755)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	32,806,175	49,732,352	1,295,943	(9,416,661)
Net unrealized depreciation on securities sold short	—	—	(193,929)	—
Net unrealized appreciation on written options	—	—	10,185	—
Undistributed (distributions in excess of) net investment income	(1,493,140)	(1,236,279)	111,432	(748,245)
Net Assets	$1,256,031,630	$581,346,559	$48,129,212	$267,655,725
[1] Investments at cost	1,133,920,316	495,653,325	45,117,264	250,612,713

[2]	Including securities on loan valued at $206,630,219, $57,056,315, $852,788, $48,964,259, respectively.
[3]	Written options, premium received of $—, $—, $23,635, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2015 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,175,268,982	$579,488,897	$47,350,150	$ 36,196,276
Shares outstanding[4]	38,297,966	18,075,965	4,134,620	3,214,289
Net Asset value per share (offering and redemption price)	$ 30.69	$ 32.06	$ 11.45	$ 11.26
Institutional Class
Net Assets	$ 41,256,398	$ —	$ —	$ 24,335,826
Shares outstanding[4]	1,344,979	—	—	2,159,334
Net Asset value per share (offering and redemption price)	$ 30.67	$ —	$ —	$ 11.27
Class A5
Net Assets	$ 8,154,969	$ 478,831	$ 555,726	$ 48,083,581
Shares outstanding[4]	270,197	15,061	48,681	4,302,211
Net Asset value per share (offering and redemption price)	$ 30.18	$ 31.79	$ 11.42	$ 11.18
Class C6
Net Assets	$ 204,261	$ 13,658	$ 947	$ 18,141,859
Shares outstanding[4]	6,694	428	83	1,620,454
Net Asset value per share (offering and redemption price)	$ 30.51	$ 31.91	$ 11.41	$ 11.20
Investor Class
Net Assets	$ 31,147,020	$ 1,365,173	$ 222,389	$140,898,183
Shares outstanding[4]	1,021,047	42,662	19,403	12,519,183
Net Asset value per share (offering and redemption price)	$ 30.50	$ 32.00	$ 11.46	$ 11.25

[4]	500,000,000 shares authorized, $0.01 par value.
[5]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[6]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2015 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 5,668,864	$ 3,227,855	$ 371,981	$ 917,151
Foreign taxes withheld	(64,043)	(47,654)	(802)	(6,360)
Interest income	—	—	52,607	—
Securities lending	673,970	265,894	11,852	123,451
Total investment income	6,278,791	3,446,095	435,638	1,034,242

Expenses
Investment advisory fees	6,849,240	3,134,109	223,455	1,342,249
Custodian fees	92,302	35,999	5,361	16,096
Distribution and service plan fees:
Investor Class	9,878	228	84	35,494
Class A1	13,205	825	810	70,089
Class C2	421	29	5	49,282
Directors' fees	141,643	47,979	3,819	19,307
Pricing fees	95,483	39,425	11,568	20,700
Audit and tax fees	57,691	19,448	1,558	7,832
Legal fees	55,658	19,411	822	4,291
Registration and filing fees	57,812	41,898	40,295	58,093
Shareholder communications	81,253	29,787	1,393	12,072
Transfer agent fees	245,277	142,463	7,440	130,665
Recoupment of investment advisory fees previously waived	17,644	1,022	19,495	19,596
Miscellaneous expenses	54,424	21,384	3,651	4,973
Total expenses excluding dividend expense	7,771,931	3,534,007	319,756	1,790,739
Dividend expense	—	—	4,450	—
Total expense	7,771,931	3,534,007	324,206	1,790,739
Less waivers and/or reimbursements (Note 6)	—	—	—	(8,252)
Net expenses	7,771,931	3,534,007	324,206	1,782,487
Net investment income (loss)	(1,493,140)	(87,912)	111,432	(748,245)

Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on investments and foreign currency transactions	(2,411,068) [3]	5,315,709	(1,938,822)	(7,246,844)
Net realized gain on written options	—	—	224,912	—
Net change in unrealized depreciation on investments and foreign currency translations	(175,665,248)	(54,686,371)	(566,237)	(25,318,511)
Net change in unrealized depreciation on securities sold short	—	—	(193,929)	—
Net change in unrealized depreciaton on written options	—	—	(27,256)	—
Total realized and unrealized loss	(178,076,316)	(49,370,662)	(2,501,332)	(32,565,355)
Net decrease in net assets resulting from operations	$(179,569,456)	$(49,458,574)	$(2,389,900)	$(33,313,600)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
[3]	Including in-kind redemptions gain of $61,338,763, $—, $—, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
Operations
Net investment loss	$ (1,493,140)	$ (8,327,330)	$ (87,912)	$ (43,632)
Net realized gain/(loss) on investments and foreign currency transactions	(2,411,068)	256,624,172	5,315,709	98,718,841
Net change in unrealized depreciation on investments	(175,665,248)	(15,775,934)	(54,686,371)	(53,402,467)
Net increase (decrease) in net assets resulting from operations and foreign currency translations	(179,569,456)	232,520,908	(49,458,574)	45,272,742

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	—	(371,062)	(1,287,678)
Institutional Class	—	—	—	—
Class A1	—	—	—	—
Class C2	—	—	—	—
Investor Class	—	—	—	—
Net Realized Gains:
Legacy Class	(131,257,246)	(219,516,396)	(84,718,718)	(115,863,711)
Institutional Class	(4,467,337)	—	—	—
Class A1	(897,194)	(595,614)	(76,522)	(155,510)
Class C2	(15,809)	—	(1,961)	—
Investor Class	(3,547,289)	(3,083,406)	(122,913)	(174,302)
Decrease in net assets from distributions	(140,184,875)	(223,195,416)	(85,291,176)	(117,481,201)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(432,009,342)	(46,379,756)	37,328,408	(15,931,502)
Total decrease in net assets	(751,763,673)	(37,054,264)	(97,421,342)	(88,139,961)

Net Assets
Beginning of Period	2,007,795,303	2,044,849,567	678,767,901	766,907,862
End of Period*	$1,256,031,630	$2,007,795,303	$581,346,559	$ 678,767,901
*Includes accumulated distributions in excess of net investment income	$ (1,493,140)	$ —	$ (1,236,279)	$ (777,304)

The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
Operations
Net investment income/(loss)	$ 111,432	$ 201,787	$ (748,245)	$ (1,038,384)
Net realized gain/(loss) on investments and foreign currency transactions	(1,713,910)	7,912,090	(7,246,844)	6,225,848
Net change in unrealized depreciation on investments, written options, securities sold short, and foreign currency translations	(787,422)	(6,155,478)	(25,318,511)	15,017,109
Net increase (decrease) in net assets resulting from operations and foreign currency translations	(2,389,900)	1,958,399	(33,313,600)	20,204,573

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	(664,498)	—	—
Institutional Class	—	—	—	—
Class A1	—	(2,071)	—	—
Class C2	—	—	—	—
Investor Class	—	(876)	—	—
Net Realized Gains:
Legacy Class	(1,933,942)	(5,535,693)	(625,851)	(836,030)
Institutional Class	—	—	(380,054)	—
Class A1	(22,470)	(19,039)	(766,627)	(556,328)
Class C2	(39)	—	(267,924)	—
Investor Class	(9,061)	(7,536)	(2,271,100)	(939,505)
Decrease in net assets from distributions	(1,965,512)	(6,229,713)	(4,311,556)	(2,331,863)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(1,476,721)	24,525,359	56,390,262	212,520,461
Total increase (decrease) in net assets	(5,832,133)	20,254,045	18,765,106	230,393,171

Net Assets
Beginning of Period	53,961,345	33,707,300	248,890,619	18,497,448
End of Period*	$48,129,212	$53,961,345	$267,655,725	$248,890,619
*Includes accumulated undistributed (distributions in excess of) net investment income	$ 111,432	$ —	$ (748,245)	$ —

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2015 (Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 37.80	$ 37.86	$ 44.31	$ 45.06	$ 47.61	$ 33.94
Income (loss) from investment operations
Net investment income (loss)[1]	(0.03)	(0.15)	(0.11)	0.05	0.10	0.08
Net realized and unrealized gain(loss)	(3.34)	4.37	6.89	6.23	0.69	13.67
Net increase(decrease) from investment operations	(3.37)	4.22	6.78	6.28	0.79	13.75
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.00) [2]	(0.15)	(0.07)	(0.07)
Distributions from net realized capital gains	(3.74)	(4.28)	(13.23)	(6.88)	(3.27)	(0.01)
Total distributions to shareholders	(3.74)	(4.28)	(13.23)	(7.03)	(3.34)	(0.08)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 30.69	$ 37.80	$ 37.86	$ 44.31	$ 45.06	$ 47.61
Total return	(8.90)% [3]	11.85%	17.31%	15.54%	2.45%	40.51%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.16)% [4]	(0.41)%	(0.27)%	0.11%	0.22%	0.18%
Ratio of expenses to average net assets:	0.85% [4]	0.84%	0.86%	0.87%	0.85%	0.81%

Supplemental Data
Net Assets, End of Period (000's)	$1,175,269	$1,937,346	$2,021,197	$2,112,945	$2,484,084	$2,615,082
Portfolio Turnover Rate	40% [3]	46%	96%	37%	25%	26%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Institutional Class	For the Six Months Ended December 31,2015 (Unaudited)	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.04)
Net realized and unrealized gain(loss)	(3.35)	1.39
Net increase(decrease) from investment operations	(3.38)	1.35
Less distributions to shareholders:
Distributions from net realized capital gains	(3.74)	0.00
Total distributions to shareholders	(3.74)	0.00
Redemption fees	0.00 [3]	0.00
Net asset value, end of period	$ 30.67	$ 37.79
Total return	(8.94)% [4]	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.17)% [5]	(0.21)% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	0.87% [5]	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.87% [5]	0.90% [5]
Including recoupment of past waived fees[6]	0.90% [5]	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 41,256	$ 19,575
Portfolio Turnover Rate	40% [4]	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Class A	For the Six Months Ended December 31,2015[1] (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[2]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.37	$ 37.72	$ 35.67
Income (loss) from investment operations
Net investment loss[3]	(0.15)	(0.41)	(0.21)
Net realized and unrealized gain(loss)	(3.30)	4.33	2.26
Net increase(decrease) from investment operations	(3.45)	3.92	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(3.74)	(4.28)	0.00 [4]
Total distributions to shareholders	(3.74)	(4.28)	0.00 [4]
Redemption fees	0.00 [4]	0.01	0.00
Net asset value, end of period	$ 30.18	$ 37.37	$ 37.72
Total return	(9.23)% [5]	11.08%	5.75% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.86)% [6]	(1.11)%	(0.93)% [6]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.25% [6]	1.69%	2.00% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.25% [6]	1.55%	1.55% [6]
Including recoupment of past waived fees[7]	1.55% [6]	1.55%	1.55% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 8,155	$ 8,812	$ 4,904
Portfolio Turnover Rate	40% [5]	46%	96% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2015[1] (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 37.80
Income (loss) from investment operations
Net investment loss[2]	(0.21)
Net realized and unrealized loss	(3.34)
Net increase from investment operations	(3.55)
Less distributions to shareholders:
Distributions from net realized capital gains	(3.74)
Total distributions to shareholders	(3.74)
Net asset value, end of period	$ 30.51
Total return	(9.39)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.23)% [4]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.94% [4]
After fees waived and excluding recoupment of past waived fees[5]	1.94% [4]
Including recoupment of past waived fees[5]	1.94% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 204
Portfolio Turnover Rate	40% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Investor Class	For the Six Months Ended December 31,2015 (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.61	$ 37.78	$ 35.67
Income (loss) from investment operations
Net investment loss[2]	(0.04)	(0.27)	(0.16)
Net realized and unrealized gain/(loss)	(3.33)	4.37	2.27
Net increase(decrease) from investment operations	(3.37)	4.10	2.11
Less distributions to shareholders:
Distributions from net realized capital gains	(3.74)	(4.28)	0.00 [3]
Total distributions to shareholders	(3.74)	(4.28)	0.00 [3]
Redemption fees	0.00 [3]	0.01	0.00
Net asset value, end of period	$ 30.50	$ 37.61	$ 37.78
Total return	(8.95)% [4]	11.56%	5.92% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.23)% [5]	(0.73)%	(0.70)% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	0.93% [5]	1.16%	1.30% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.93% [5]	1.16%	1.30% [5]
Including recoupment of past waived fees[6]	0.93% [5]	1.16%	1.30% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 31,147	$ 42,062	$ 18,749
Portfolio Turnover Rate	40% [4]	46%	96% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2015 (Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 40.44	$ 45.52	$ 37.20	$ 30.60	$ 29.59	$ 22.80
Income (loss) from investment operations
Net investment income (loss)[1]	(0.01)	(0.00) [2]	0.01	0.14	0.09	0.10
Net realized and unrealized gain(loss)	(3.00)	2.66	8.63	6.57	1.05 [3]	6.77
Net increase(decrease) from investment operations	(3.01)	2.66	8.64	6.71	1.14	6.87
Less distributions to shareholders:
Distributions from net investment income	(0.02)	(0.09)	(0.18)	(0.11)	(0.13)	(0.08)
Distributions from net realized capital gains	(5.35)	(7.65)	(0.14)	0.00	0.00	0.00
Total distributions to shareholders	(5.37)	(7.74)	(0.32)	(0.11)	(0.13)	(0.08)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 32.06	$ 40.44	$ 45.52	$ 37.20	$ 30.60	$ 29.59
Total return	(7.37)% [4]	6.84%	23.31%	21.98%	3.89% [3]	30.13%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.03)% [5]	(0.01)%	0.01%	0.41%	0.31%	0.37%
Ratio of expenses to average net assets:	1.13% [5]	1.11%	1.13%	1.16%	1.14%	1.09%

Supplemental Data
Net Assets, End of Period (000's)	$579,489	$677,138	$764,882	$704,523	$688,467	$869,312
Portfolio Turnover Rate	45% [4]	76%	67%	55%	20%	38%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized gains on investments per share would have been $0.99, and the total return would have been 3.69%.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
Class A	For the Six Months Ended December 31,2015[1] (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[2]
Per Share Operating Performance
Net asset value, beginning of period	$ 40.22	$ 45.41	$ 42.64
Income (loss) from investment operations
Net investment loss[3]	(0.09)	(0.22)	(0.08)
Net realized and unrealized gain(loss)	(2.99)	2.68	3.02
Net increase(decrease) from investment operations	(3.08)	2.46	2.94
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.17)
Distributions from net realized capital gains	(5.35)	(7.65)	0.00
Total distributions to shareholders	(5.35)	(7.65)	(0.17)
Redemption fees	0.00	0.00	0.00
Net asset value, end of period	$ 31.79	$ 40.22	$ 45.41
Total return	(7.59)% [4]	6.38%	6.91% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.50)% [5]	(0.52)%	(0.30)% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.47% [5]	3.46%	7.46% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.47% [5]	1.60%	1.60% [5]
Including recoupment of past waived fees[6]	1.60% [5]	1.60%	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 479	$ 622	$ 462
Portfolio Turnover Rate	45% [4]	76%	67% [4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2015[1] (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 40.54
Income (loss) from investment operations
Net investment loss[2]	(0.12)
Net realized and unrealized loss	(3.16)
Net increase from investment operations	(3.28)
Less distributions to shareholders:
Distributions from net realized capital gains	(5.35)
Total distributions to shareholders	(5.35)
Net asset value, end of period	$ 31.91
Total return	(8.08)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.58)% [4]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	2.15% [4]
After fees waived and excluding recoupment of past waived fees[5]	2.15% [4]
Including recoupment of past waived fees[5]	2.15% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 14
Portfolio Turnover Rate	45% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
Investor Class	For the Six Months Ended December 31,2015 (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 40.40	$ 45.47	$ 42.64
Income (loss) from investment operations
Net investment loss[2]	(0.05)	(0.09)	(0.02)
Net realized and unrealized gain/(loss)	(3.00)	2.66	3.03
Net increase(decrease) from investment operations	(3.05)	2.57	3.01
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.18)
Distributions from net realized capital gains	(5.35)	(7.65)	0.00
Total distributions to shareholders	(5.35)	(7.65)	(0.18)
Redemption fees	0.00 [3]	0.01	0.00
Net asset value, end of period	$ 32.00	$ 40.40	$ 45.47
Total return	(7.49)% [4]	6.67%	7.08% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.25)% [5]	(0.21)%	(0.09)% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.21% [5]	2.34%	3.51% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.21% [5]	1.35%	1.35% [5]
Including recoupment of past waived fees[6]	1.35% [5]	1.35%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 1,365	$ 1,008	$ 1,564
Portfolio Turnover Rate	45% [4]	76%	67% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2015 (Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 12.51	$ 14.59	$ 12.35	$ 10.71	$ 10.61	$ 8.51
Income (loss) from investment operations
Net investment income[1]	0.03	0.12	0.24	0.24	0.22	0.20
Net realized and unrealized gain(loss)	(0.60)	0.47	2.22	1.68	0.09	2.11
Net increase(decrease) from investment operations	(0.57)	0.59	2.46	1.92	0.31	2.31
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.25)	(0.22)	(0.28)	(0.21)	(0.21)
Distributions from net realized capital gains	(0.49)	(2.42)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.49)	(2.67)	(0.22)	(0.28)	(0.21)	(0.21)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00	0.00
Net asset value, end of period	$ 11.45	$ 12.51	$ 14.59	$ 12.35	$ 10.71	$ 10.61
Total return	(4.60)% [3]	4.46%	20.04%	18.28%	3.09%	27.30%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.44% [4]	0.88%	1.75%	2.08%	2.17%	2.04%
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.17% [4]	1.33%	1.37%	1.53%	1.41%	1.25%
After fees waived and excluding recoupment of past waived fees[5]	1.17% [4]	1.25%	1.25%	1.25%	1.25%	1.25% [6]
Including recoupment of past waived fees[5]	1.25% [4]	1.25%	1.25%	1.25%	1.25%	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$ 47,350	$53,125	$ 33,649	$ 28,697	$30,744	$ 35,644
Portfolio Turnover Rate	21% [3]	266%	35%	44%	31%	29%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
[6]	Includes fees waived, which were less than 0.01%.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
Class A	For the Six Months Ended December 31,2015[1] (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[2]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.50	$ 14.58	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[3]	0.01	(0.02)	0.13
Net realized and unrealized gain(loss)	(0.60)	0.58	0.78
Net increase(decrease) from investment operations	(0.59)	0.56	0.91
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.22)	(0.20)
Distributions from net realized capital gains	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.49)	(2.64)	(0.20)
Redemption fees	0.00	0.00	0.00
Net asset value, end of period	$ 11.42	$ 12.50	$ 14.58
Total return	(4.76)% [4]	4.24%	6.69% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	0.11% [5]	(0.11)%	1.55% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.58% [5]	7.46%	132.38% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.58% [5]	1.60%	1.60% [5]
Including recoupment of past waived fees[6]	1.60% [5]	1.60%	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 556	$ 501	$ 13
Portfolio Turnover Rate	21% [4]	266%	35% [4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2015[1] (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 12.56
Income (loss) from investment operations
Net investment loss[2]	(0.01)
Net realized and unrealized loss	(0.65)
Net increase from investment operations	(0.66)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.49)
Total distributions to shareholders	(0.49)
Redemption fees	0.00
Net asset value, end of period	$ 11.41
Total return	(5.29)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.37)% [4]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.93% [4]
After fees waived and excluding recoupment of past waived fees[5]	1.93% [4]
Including recoupment of past waived fees[5]	1.93% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1
Portfolio Turnover Rate	21% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
Investor Class	For the Six Months Ended December 31,2015 (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.53	$ 14.60	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[2]	0.02	(0.02)	0.15
Net realized and unrealized gain/(loss)	(0.60)	0.61	0.79
Net increase(decrease) from investment operations	(0.58)	0.59	0.94
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.24)	(0.21)
Distributions from net realized capital gains	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.49)	(2.66)	(0.21)
Redemption fees	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 11.46	$ 12.53	$ 14.60
Total return	(4.67)% [4]	4.44%	6.87% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	0.34% [5]	(0.13)%	1.72% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.25% [5]	16.83%	39.23% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.25% [5]	1.35%	1.35% [5]
Including recoupment of past waived fees[6]	1.35% [5]	1.35%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 222	$ 335	$ 45
Portfolio Turnover Rate	21% [4]	266%	35% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Legacy Class	For the Six Months Ended December 31,2015 (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.98	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.09)	(0.04)
Net realized and unrealized gain(loss)	(1.51)	1.72	1.69
Net increase(decrease) from investment operations	(1.54)	1.63	1.65
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.18)	(0.30)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 11.26	$ 12.98	$ 11.65
Total return	(11.84)% [4]	14.23%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.49)% [5]	(0.69)%	(0.61)% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.17% [5]	1.24%	2.35% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.17% [5]	1.20%	1.20% [5]
Including recoupment of past waived fees[6]	1.20% [5]	1.20%	1.20%

Supplemental Data
Net Assets, End of Period (000's)	$ 36,196	$ 59,459	$ 9,839
Portfolio Turnover Rate	45% [4]	45%	78% [4]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Institutional Class	For the Six Months Ended December 31,2015 (Unaudited)	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.02)	(0.02)
Net realized and unrealized gain(loss)	(1.51)	0.77
Net increase(decrease) from investment operations	(1.53)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)	0.00
Total distributions to shareholders	(0.18)	0.00
Redemption fees	0.00 [3]	0.00
Net asset value, end of period	$ 11.27	$ 12.98
Total return	(11.76)% [4]	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.30)% [5]	(0.29)% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.17% [5]	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.10% [5]	1.10% [5]
Including recoupment of past waived fees[6]	1.10% [5]	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 24,336	$ 13,035
Portfolio Turnover Rate	45% [4]	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Class A	For the Six Months Ended December 31,2015[1] (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[2]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.91	$ 11.63	$ 10.00
Income (loss) from investment operations
Net investment loss[3]	(0.05)	(0.13)	(0.06)
Net realized and unrealized gain(loss)	(1.50)	1.71	1.69
Net increase(decrease) from investment operations	(1.55)	1.58	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.18)	(0.30)	0.00
Redemption fees	0.00 [4]	0.00 [4]	0.00
Net asset value, end of period	$ 11.18	$ 12.91	$ 11.63
Total return	(11.98)% [5]	13.82%	16.30% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.83)% [6]	(1.09)%	(1.01)% [6]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.55% [6]	1.69%	2.99% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.55% [6]	1.60%	1.60% [6]
Including recoupment of past waived fees[7]	1.60% [6]	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 48,084	$ 45,186	$ 6,524
Portfolio Turnover Rate	45% [5]	44%	78% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2015[1] (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 12.97
Income (loss) from investment operations
Net investment loss[2]	(0.07)
Net realized and unrealized loss	(1.52)
Net increase from investment operations	(1.59)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)
Total distributions to shareholders	(0.18)
Redemption fees	0.00 [3]
Net asset value, end of period	$ 11.20
Total return	(12.23)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.25)% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	2.23% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.23% [5]
Including recoupment of past waived fees[6]	2.23% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 18,142
Portfolio Turnover Rate	45% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Investor Class	For the Six Months Ended December 31,2015 (Unaudited)	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.97	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.10)	(0.04)
Net realized and unrealized gain/(loss)	(1.51)	1.73	1.69
Net increase(decrease) from investment operations	(1.54)	1.63	1.65
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.18)	(0.31)	0.00
Redemption fees	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 11.25	$ 12.97	$ 11.65
Total return	(11.85)% [4]	14.14%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.49)% [5]	(0.83)%	(0.70)% [5]
Ratio of expenses to average net assets:
Before fees waived and excluding recoupment of past waived fees	1.26% [5]	1.33%	3.63% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.26% [5]	1.33%	1.35% [5]
Including recoupment of past waived fees[6]	1.26% [5]	1.33%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 140,898	$131,211	$ 2,135
Portfolio Turnover Rate	45% [4]	44%	78% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
December 31, 2015 (Unaudited)

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2015, Institutional Class Shares of the Meridian Equity Income Fund and Meridian Contrarian Fund are not currently being offered for sale. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (frontend load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to shareholder servicing and sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes and changes to shareholder servicing and distribution plans.
The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.
The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
a.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Funds’ shares will not be priced on the days in which the New York Stock Exchange (NYSE) is closed for trading.
b.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by the Adviser under the guidelines established by, and under the general supervision and responsibility of, the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
c.	Fair Value Measurements: As described in Note 1.b. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2015 is as follows:

	Level 1	Level 2	Level 3	Total
Meridian Growth Fund
Common Stocks
Consumer Discretionary	$ 285,961,107	—	—	$ 285,961,107
Consumer Staples	6,740,967	—	—	6,740,967
Energy	37,235,767	—	—	37,235,767
Financials	76,029,222	—	—	76,029,222
Health Care	190,186,816	—	$ 1,116,244	191,303,060
Industrials	299,045,677	—	—	299,045,677
Information Technology	270,410,691	—	—	270,410,691
Short-Term Investments
Repurchase Agreements	—	$ 148,416,378	—	148,416,378
Total Investments	$ 1,165,610,247	$ 148,416,378	$ 1,116,244	$ 1,315,142,869
Meridian Contrarian Fund
Common Stocks[1]	$ 545,385,677	—	—	$ 545,385,677
Short-Term Investments	—	$ 44,351,847	—	44,351,847
Total Investments	$ 545,385,677	$ 44,351,847	—	$ 589,737,524
Meridian Equity Income Fund
Assets:
Common Stocks[1]	$ 45,957,587	—	—	$ 45,957,587
Corporate Bonds	—	$ 394,320	—	394,320
Call Options Purchased	61,300	—	—	61,300
Short-Term Investments	—	293,754	—	293,754
Total Investments - Assets	$ 46,018,887	$ 688,074	—	$ 46,706,961

Meridian Funds	62	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Meridian Equity Income Fund (continued)
Liabilities:
Securities Sold Short	$ (1,504,250)	—	—	$ (1,504,250)
Call Options Written	(13,450)	—	—	(13,450)
Total Investments - Liabilities	$ (1,517,700)	—	—	$ (1,517,700)
Meridian Small Cap Growth Fund
Common Stocks
Consumer Discretionary	$ 60,010,266	—	—	$ 60,010,266
Energy	9,202,459	—	—	9,202,459
Financials	12,725,217	—	—	12,725,217
Health Care	40,048,193	—	$ 210,999	40,259,192
Industrials	63,770,647	—	—	63,770,647
Information Technology	52,781,375	—	—	52,781,375
Materials	2,446,896	—	—	2,446,896
Short-Term Investments
Repurchase Agreements	—	$ 40,013,031	—	40,013,031
Total Investments	$ 240,985,053	$ 40,013,031	$ 210,999	$ 281,209,083
1 See above Schedule of Investments for values in each industry.
The Funds recognize transfers between levels as of the end of the period. During the six months ended December 31, 2015 there were no reportable transfers between levels.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Meridian Growth Fund
	Beginning Balance 07/01/15	Total Purchases	Total Sales	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/15
Investments in Securities
Common Stocks	$ —	$ 1,489,005	$ (372,761)[1]	$ —	$ —	$ 1,116,244
Total Level 3	$ —	$ 1,489,005	$ (372,761)	$ —	$ —	$ 1,116,244
[1] Amount decrease due to in-kind redemptions.

Meridian Small Cap Growth Fund
	Beginning Balance 07/01/15	Total Purchases	Total Sales	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/15
Investments in Securities
Common Stocks	$ —	$ 210,999	$ —	$ —	$ —	$ 210,999

Meridian Funds	63	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Meridian Small Cap Growth Fund (continued)
	Beginning Balance 07/01/15	Total Purchases	Total Sales	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/15
Total Level 3	$ —	$ 210,999	$ —	$ —	$ —	$ 210,999
d.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
e.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
f.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
g.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
h.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.
i.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.
j.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

k.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
j.	In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the six months ended December 31, 2015, the Growth Fund transacted in-kind redemptions of $379,639,733.
2.	Capital Shares Transactions: Transactions in capital shares were as follows:

	Six Months Ended December 31, 2015		Year Ended June 30, 2015[1]
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	435,533	$ 15,260,353	6,497,797	$ 240,532,008
Shares issued from reinvestment of distributions	4,193,907	128,417,422	6,062,601	215,889,243
Redemption fees	—	21,844	—	20,823
Shares redeemed	(17,582,298)	(601,411,471)	(14,697,527)	(549,202,740)
Net decrease	(12,952,858)	$(457,711,852)	(2,137,129)	$ (92,760,666)
Institutional Class
Shares sold	683,060	$ 23,635,315	521,290	$ 19,592,273
Shares issued from reinvestment of distributions	145,944	4,467,337	—	—
Redemption fees	—	266	—	—
Shares redeemed	(1,949)	(67,769)	(3,366)	(127,000)
Net increase	827,055	$ 28,035,149	517,924	$ 19,465,273
Class A2
Shares sold	70,080	$ 2,420,347	176,885	$ 6,547,088
Shares issued from reinvestment of distributions	23,866	718,845	15,188	536,592
Redemption fees	—	560	—	1,509
Shares redeemed	(59,566)	(2,037,767)	(86,276)	(3,194,129)
Net increase	34,380	$ 1,101,985	105,797	$ 3,891,060
Class C3
Shares sold	6,175	$ 208,660	—	$ —
Shares issued from reinvestment of distributions	519	15,809	—	—
Shares redeemed	—	—	—	—
Net increase	6,694	$ 224,469	—	$ —
Investor Class
Shares sold	267,072	$ 9,265,785	920,727	$ 34,143,889
Shares issued from reinvestment of distributions	104,065	3,167,743	83,780	2,973,367
Redemption fees	—	4,817	—	9,917
Shares redeemed	(468,495)	(16,097,438)	(382,401)	(14,102,596)
Net increase/(decrease)	(97,358)	$ (3,659,093)	622,106	$ 23,024,577

Meridian Funds	65	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

	Six Months Ended December 31, 2015		Year Ended June 30, 2015[1]
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	47,679	$ 1,770,479	126,877	$ 5,277,730
Shares issued from reinvestment of distributions	2,597,453	82,832,782	2,985,897	113,941,819
Redemption fees	—	1,901	—	8,643
Shares redeemed	(1,313,445)	(47,826,636)	(3,171,397)	(134,972,919)
Net increase/(decrease)	1,331,687	$ 36,778,526	(58,623)	$ (15,744,727)
Class A2
Shares sold	411	$ 15,800	13,232	$ 582,725
Shares issued from reinvestment of distributions	1,350	42,706	2,821	107,325
Shares redeemed	(2,159)	(78,449)	(10,759)	(433,410)
Net increase/(decrease)	(398)	$ (19,943)	5,294	$ 256,640
Class C3
Shares sold	366	$ 13,770	—	$ —
Shares issued from reinvestment of distributions	62	1,960	—	—
Shares redeemed	—	—	—	—
Net increase	428	$ 15,730	—	$ —
Investor Class
Shares sold	17,315	$ 554,073	3,360	$ 141,443
Shares issued from reinvestment of distributions	3,099	98,671	3,732	142,308
Redemption fees	—	9	—	139
Shares redeemed	(2,695)	(98,658)	(16,549)	(727,305)
Net increase/(decrease)	17,719	$ 554,095	(9,457)	$ (443,415)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

	Six Months Ended December 31, 2015		Year Ended June 30, 2015[1]
	Shares	Amount	Shares	Amount
Equity Income Fund:
Legacy Class
Shares sold	36,723	$ 439,619	3,698,867	$ 45,005,167
Shares issued from reinvestment of distributions	164,032	1,881,451	490,554	6,112,916
Redemption fees	—	106	—	198
Shares redeemed	(311,311)	(3,812,275)	(2,249,917)	(27,399,494)
Net increase/(decrease)	(110,556)	$(1,491,099)	1,939,504	$ 23,718,787
Class A2
Shares sold	6,740	$ 81,187	48,390	$ 634,811
Shares issued from reinvestment of distributions	1,966	22,468	1,696	21,110
Shares redeemed	(84)	(1,062)	(10,910)	(149,718)
Net increase	8,622	$ 102,593	39,176	$ 506,203
Class C3
Shares sold	80	$ 1,000	—	$ —
Shares issued from reinvestment of distributions	3	39	—	—
Shares redeemed	—	—	—	—
Net increase	83	$ 1,039	—	$ —
Investor Class
Shares sold	1,682	$ 21,100	22,979	$ 291,957
Shares issued from reinvestment of distributions	739	8,487	674	8,412
Redemption fees	—	2	—	—
Shares redeemed	(9,780)	(118,843)	—	—
Net increase/(decrease)	(7,359)	$ (89,254)	23,653	$ 300,369

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

	Six Months Ended December 31, 2015		Year Ended June 30, 2015[1]
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	460,530	$ 5,617,997	3,852,242	$ 46,370,426
Shares issued from reinvestment of distributions	55,931	625,306	70,018	835,314
Redemption fees	—	1,855	—	1,241
Shares redeemed	(1,883,308)	(22,904,951)	(185,662)	(2,261,922)
Net increase/(decrease)	(1,366,847)	$(16,659,793)	3,736,598	$ 44,945,059
Institutional Class
Shares sold	1,188,759	$ 14,930,148	1,008,763	$ 12,908,934
Shares issued from reinvestment of distributions	26,609	297,754	—	—
Redemption fees	—	4	—	—
Shares redeemed	(60,000)	(697,838)	(4,797)	(59,239)
Net increase	1,155,368	$ 14,530,068	1,003,966	$ 12,849,695
Class A2
Shares sold	1,705,782	$ 20,429,268	3,469,892	$ 41,768,471
Shares issued from reinvestment of distributions	65,916	731,663	45,993	546,859
Redemption fees	—	2,519	—	4,039
Shares redeemed	(970,068)	(11,520,387)	(576,238)	(7,063,995)
Net increase	801,630	$ 9,643,063	2,939,647	$ 35,255,374
Class C3
Shares sold	1,597,420	$ 19,283,606	—	$ —
Shares issued from reinvestment of distributions	23,521	261,553	—	—
Redemption fees	—	96	—	—
Shares redeemed	(487)	(5,701)	—	—
Net increase	1,620,454	$ 19,539,554	—	$ —
Investor Class
Shares sold	4,657,385	$ 55,809,891	11,475,007	$138,940,112
Shares issued from reinvestment of distributions	166,693	1,863,626	65,822	784,601
Redemption fees	—	16,288	—	58,412
Shares redeemed	(2,418,506)	(28,352,435)	(1,610,523)	(20,312,792)
Net increase	2,405,572	$ 29,337,370	9,930,306	$119,470,333

[1]	For the twelve months ending June 30, 2015 for Legacy, Investor, and Advisor Class Shares of all Funds. For the period from December 24, 2014 for the Institutional Class Shares for the Growth and Small Cap Growth Funds.
[2]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2015, were as follows:

	Purchases	Proceeds from Sales
Growth Fund	$634,831,527	$729,901,487
Contrarian Fund	$257,760,189	$283,686,336
Equity Income Fund	$ 16,298,911	$ 9,520,704
Small Cap Growth Fund	$152,457,824	$102,762,530
4.	Other Investment Transactions
a.	Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
b.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:

	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 5.25%	1/7/16 - 5/15/45	$64,995,171
Contrarian Fund	U.S. Government Obligations	0.00% - 5.25%	1/7/16 - 5/15/45	13,900,571
Equity Income Fund	U.S. Government Obligations	0.00% - 5.25%	1/7/16 - 5/15/45	555,562
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 5.38%	1/7/16 - 5/15/45	10,523,160
Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2015, the total value of securities on loan for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $206,630,219, $57,056,315, $852,788, and $48,964,259, respectively. Securities on loan are footnoted in the Schedules of Investments. The total collateral value for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $213,411,549, $58,252,418, $849,316 and $50,536,191, respectively.
c.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and the Meridian Small Cap Growth Fund were $148,416,378, $44,351,847, $293,754 and $40,013,031, respectively.
d.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions see Note 4.b.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2015:

	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 148,416,378	$ (148,416,378)[1]	$ —
Contrarian Fund
Repurchase agreement	44,351,847	(44,351,847) [1]	—
Equity Income Fund
Repurchase agreement	293,754	(293,754) [1]	—
Small Cap Growth Fund
Repurchase agreement	40,013,031	(40,013,031) [1]	—
[1] The amount of collateral presented is limited such that the net amount cannot be less than zero.
e.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Transactions in options written during the six months ended December 31, 2015, were as follows:

Meridian Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	72	$ 55,831
Options written	2,023	290,140
Options terminated in closing purchase transactions	(1,445)	(264,968)
Options expired	(280)	(36,623)
Options exercised	(200)	(20,745)
Options outstanding at December 31, 2015	170	$ 23,635
As of December 31, 2015, the value of equity option positions written can be found in the Statements of Assets and Liabilities under Liabilities, Call options written. For the six months ended December 31, 2015, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options.
f.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Funds’ investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
6.	Affiliate Transactions and Fees
Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%

Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay Destra Capital Investments LLC (the “Distributor”), an affiliate of the Adviser, and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
Shareholder Servicing Plan for Investor, Class A and Class C shares: Each Fund has entered into and adopted a Shareholder Services Plan for Investor Class, Class A and Class C shares. Under the Shareholder Services Plan, Destra Capital Investments LLC may be paid up to 0.05% of the average daily net assets attributable to the Investor Class, Class A and Class C of the Funds, for personal/liaison and related shareholder servicing and support services.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds (excluding acquired fund fees and expenses) exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

	Expense Limitation	Total Waivers and Reimbursements for the six months ended December 31, 2015
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —
Equity Income Fund
Legacy Class	1.25%	$ —
Class A	1.60%	$ —
Class C	2.00%	$ —
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$8,252
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —
For a period not to exceed three years from the date on which a waiver or reimbursement of expenses in excess of the expense limitation is made by the Adviser, the Funds will carry forward, and may repay the Adviser such amounts; provided the Funds are able to effect such reimbursement and maintain the expense limitation.
At December 31, 2015, the balance of carried forward recoupable expenses along with the year of expiration for each Fund and Class of shares were as follows:
	Expiration June 30,
	2016	2017	2018	2019
Growth Fund	—	—	$ 7,832	—
Contrarian Fund	—	$15,772	23,426	—
Equity Income Fund	$56,657	54,266	44,499	—
Small Cap Growth Fund	—	57,740	51,290	$8,252
Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus. For the six months ended December 31, 2015, the Adviser recouped $17,644, $1,022, $19,495, and $19,596 from the Growth Fund, Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively.
7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2015 is as follows:

	2015 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$77,347,939	$145,847,477	$223,195,416
Contrarian Fund	880,964	116,600,237	117,481,201
Equity Income Fund	635,031	5,594,682	6,229,713
Small Cap Growth Fund	2,331,863	—	2,331,863
9.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2015, the Funds did not incur any interest or penalties.
The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2015 is as follows:

	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Growth Fund	$1,287,479,097	$149,700,008	$(122,036,236)	$27,663,772
Contrarian Fund	540,610,343	78,161,296	(29,034,114)	49,127,182
Equity Income Fund	45,462,107	5,457,450	(4,212,596)	1,244,854
Small Cap Growth Fund	291,009,303	18,482,955	(28,283,175)	(9,800,220)
Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.
10.	Other Matters: As of April 9, 2010, the Adviser and certain affiliated entities became defendants in a lawsuit brought by another company alleging trademark infringement, unfair competition and related claims. The complaint alleges that the Adviser’s and affiliated entities’ use of their Arrowpoint trademark and the Arrowpoint logo infringes the rights of the plaintiff in various trademarks that it uses. The complaint seeks injunctive relief requiring the Adviser and the affiliated entities to cease use of the Arrowpoint trademark and logo and unspecified monetary damages, which the plaintiff claims to be unable to quantify. The Adviser has responded to the lawsuit in the United States District Court for the District of Delaware by denying the material allegations of the compliant and opposing the plaintiff’s motion for a preliminary injunction, which is now pending before the Court.
The Adviser believes the complaint to be without legal merit and intends to defend against it vigorously. Any legal costs associated with the compliant will be borne by the Adviser, and not the Meridian Funds. While an outcome

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

regarding the complaint is unknown at this time, the Adviser believes that this complaint should not have a material effect on its operations or impair its ability to perform its duties to the Meridian Funds.
11.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Board Consideration of Management Agreement with Arrowpoint Asset Management, LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between Arrowpoint Asset Management, LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 11, 2015. As detailed below, at the meeting held on August 11, 2015 and at meetings leading up to this meeting, the Directors reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Directors were presented with, and requested, received and evaluated, extensive information and materials about the Adviser. In this connection, the Directors reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Directors also consulted with Independent Counsel, with whom they met separately and who advised on the legal standards for consideration by the Directors and otherwise assisted the Directors in their deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the information presented and reviewed by the Directors. In their deliberations, the Directors did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Directors considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Independent Directors reviewed and analyzed materials and information concerning the background, experience and capabilities of Arrowpoint’s portfolio managers and its other investment and administrative personnel. The Independent Directors considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds. The Independent Directors also considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser including its financial capacity to perform the services required under the Investment Management Agreement. In addition, the Independent Directors considered matters related to the Adviser’s compliance programs and its compliance history, as well as the Adviser’s representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Independent Directors reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. The Independent Directors were satisfied with the Adviser’s capabilities for providing services and overseeing and reviewing services to be rendered by outside providers. The Independent Directors also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Independent Directors considered the fact that the Adviser has greater resources available to it than the Funds’ prior investment adviser, and that the Funds and their shareholders have the potential to benefit from those additional resources.
Investment Advisory Fee Rate and Other Expenses
The Independent Directors reviewed and considered the contractual investment advisory fee rate to be paid by the Funds to the Adviser for investment management services under the Investment Management Agreement. The Independent Directors also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund. The peer group for each Fund was defined by an independent third-party provider of market data. The Independent Directors noted that, with the exception of the Meridian Contrarian Fund, total investment advisory fees and expenses of each Fund were lower than the average and median of their respective peer group. Total investment advisory fees and expenses of the Meridian Contrarian Fund were slightly above the average and median fees and expenses in its peer group.
With respect to other accounts managed by the Adviser, the Independent Directors noted that the Adviser provides sub-advisory services for two large fund complexes, but that the services provided by the Adviser for the Funds are much more extensive with respect to compliance, operational and shareholder servicing activities than are provided under the sub-

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advisory arrangements. The Independent Directors also noted that the Adviser provides investment management services to a foundation under a small/mid cap growth strategy, and that the investment advisory fee paid by the foundation is equal to the investment management fee paid by the Meridian Small Cap Growth Fund.
The Independent Directors also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain expenses. The Independent Directors concluded that the investment advisory fee rates to be paid by the Funds are reasonable in light of the services covered by the Investment Management Agreement and that the anticipated expense structure of the Funds supported the approval of the Investment Management Agreement.
Fund Performance
The Independent Directors noted that their ability to evaluate Fund performance is limited by the fact that the Adviser has only managed the Funds since September, 2013 (or in the case of the Meridian Small Cap Growth Fund, since its inception in December, 2013). The Independent Directors nevertheless evaluated the performance of each Fund during the one, three, five and ten year periods ended May 31, 2015 against each Fund’s peer group and certain benchmarks. The Independent Directors concluded that Fund performance was satisfactory over the limited period, particularly during the one year period ended May 31 2015, and that Fund performance supported the approval of the Investment Management Agreement.
Cost of Services to be Provided and Profitability
The Independent Directors noted that their ability to evaluate the Adviser’s costs in providing services to the Funds, as well as the profitability of the Adviser’s relationship with the Funds, is somewhat limited by the relatively short period of time in which the Adviser has managed the Funds. The Independent Directors nevertheless reviewed profitability projections covering a four-year period of time. The Independent Directors noted the impact that certain nonrecurring events are expected to have on the profitability of certain Funds. The Independent Directors also discussed changes made by the Adviser to its expense allocation method in order to refine the allocation of expenses to each Fund. The Independent Directors also noted that they would continue to monitor and evaluate the Adviser’s cost of services and profitability on an ongoing basis.
Economies of Scale
The Directors received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of economies of scale. The Independent Directors noted that the Adviser reported that it has invested and continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders. Those investments have the potential to result in economies of scale for the Adviser over time. However, in the near term the Adviser has reported diseconomies of scale given the significant investments made by it since assuming responsibility for management of the Funds.
Other Benefits to the Adviser
The Independent Directors received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Independent Directors noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds. The Independent Directors also noted that the distributor of the Funds, Destra Capital Investments LLC, is an affiliate of the Adviser, and that distribution and shareholder servicing fees generated by Destra in connection with the Funds may benefit the Adviser. The Independent Directors also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Fund that may lead to other investment management opportunities.
Summary
After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the entire Board, including all of the Independent Directors, approved the Management Agreement.

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Basis Point (or bp): A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.
Black Swan: An event or occurrence that deviates beyond what is normally expected of a situation and that would be extremely difficult to predict. This term was popularized by Nassim Nicholas Taleb, a finance professor and former Wall Street trader.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Dividend Yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.
Earnings Per Share: The portion of a company's profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company's profitability.
EBITDA: An acronym for "earnings before interest, taxes, depreciation and amortization." EBITDA is most commonly used when equating profitability and efficiency ratios for firms because it eliminates the effects of financing and accounting decisions.
Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.
Moore’s Law: An observation made by Intel co-founder Gordon Moore in 1965. He noticed that the number of transistors per square inch on integrated circuits had doubled every year since their invention. Moore's law predicts that this trend will continue into the foreseeable future.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	78	www.meridianfund.com

MERIDIAN FUND, INC.® PRIVACY POLICY NOTICE

Meridian Fund, Inc.® shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc.® accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

MERIDIAN FUND, INC.® PRIVACY POLICY NOTICE

For more information about MERIDIAN FUND, INC.® the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.®
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:
•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2015
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser

Arrowpoint Asset Management LLC

100 Fillmore Street, Suite 325

Denver, CO 80206
Distributor

Destra Capital Investments LLC

One North Wacker Drive, 48th Floor

Chicago, IL 60606
Administrator, Transfer Agent and Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406
Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286
Counsel

Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, CO 80202
Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Three Embarcadero Center

San Francisco, CA 94111
Directors and Officers
Directors

James B. Glavin, Chairman

Guy M. Arnold

John S. Emrich

Michael S. Erickson

Edward F. Keely

Michael Stolper*
Officers

David Corkins, President

Derek Mullins, Treasurer

Richard Grove, Vice President, Secretary & Chief
Compliance Officer

Katie Jones, Assistant Treasurer
*Interested Director

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	March 4, 2016

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date	March 4, 2016

*	Print the name and title of each signing officer under his or her signature.